UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02864

Pioneer Bond Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  June 30, 2022

Date of reporting period: July 1, 2021 through December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Bond Fund

Semiannual Report | December 31, 2021

A: PIOBX	C: PCYBX	K: PBFKX	R: PBFRX	Y: PICYX

visit us: www.amundi.com/us

Pioneer Bond Fund | Semiannual Report | 12/31/21 1

President’s Letter

Dear Shareholders,

For nearly two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into 2022, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused occasional surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, volatility was and has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful

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planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
February 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Bond Fund | Semiannual Report | 12/31/21 3

Portfolio Management Discussion | 12/31/21

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond Fund during the six-month period ended December 31, 2021. Mr. Komenda, Managing Director, Director of Investment Grade Corporates, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the daily management of the Fund, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi US, and Jonathan Scott, a senior vice president, Deputy Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi US*.

Q	How did the Fund perform during the six-month period ended December 31, 2021?
A	Pioneer Bond Fund’s Class A shares returned 0.11% at net asset value during the six-month period ended December 31, 2021, while the Fund’s benchmark, the Bloomberg US Aggregate Bond Index (the Bloomberg Index), returned 0.06%. During the same six-month period, the average return of the 615 mutual funds in Morningstar’s Intermediate Core-Plus Bond Funds Category was -0.10%.
Q	How would you describe the investment environment in the fixed-income markets during the six-month period ended December 31, 2021?
A	There were four dominant themes affecting the investment landscape over the six-month period. First, the period featured a continued economic recovery from the pandemic, driven by the rollout and distribution of COVID-19 vaccines, easy monetary and fiscal policies from central banks and governments around the globe, and strong corporate profits. Another theme was, of course, the continuing impact of COVID-19, as variants of the virus led to occasional surges in case counts and renewed restrictions on both leisure and business activities in some areas.

Third, as the period progressed, we saw a dramatic rise in inflation, principally driven by rising oil prices, supply chain disruptions, continued loose monetary conditions, and a tight labor market. Finally, in the fourth quarter of 2021, there was a hawkish shift in sentiment regarding future monetary policies among central banks, including the US Federal Reserve (Fed), in response to the higher inflation levels.

*	Effective November 1, 2021, Mr. Scott became a portfolio manager on the Fund.

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The persistent rise in inflation resulted in a reversal by the Federal Reserve (Fed) in the fourth quarter, as the US central bank doubled the previously announced pace for reducing its purchases of Treasuries and mortgage-backed securities (MBS). The Fed also signaled three potential increases in its benchmark overnight federal funds rate target range in 2022 (after it has concluded tapering its asset purchase), and another two in 2023. During the period, US Treasury yields rose for securities with shorter maturities and the yield curve flattened as the market priced in future rate increases. To illustrate, over the six-month period, the two-year Treasury yield rose from 0.25% to 0.73%, while the 10-year Treasury yield rose from 1.45% to 1.52%, and the 30-year Treasury yield declined from 2.06% to 1.90%.

Investment-grade corporate bonds posted a positive return of 0.23% for the period, while below-investment-grade high-yield corporates, which have tended to be less sensitive to changes in interest rates, returned 1.60% (according to the Bloomberg US Corporate Bond Index and the Bloomberg US Corporate High Yield Index, respectively). Returns for securitized assets were slightly negative for the six-month period, while the performance for longer-term Treasuries was mixed across the maturity spectrum, but slightly positive overall.

Q	What factors influenced the Fund’s performance relative to the benchmark Bloomberg Index during the six-month period ended December 31, 2021?
A	The Fund’s sector allocation results led positive contributions to benchmark-relative performance during the six-month period. Security selection results also aided the Fund’s relative returns, while interest-rate positioning slightly detracted.

The Fund’s out-of-benchmark exposures to below-investment grade (high-yield) corporate bonds was a positive contributor to benchmark-relative performance. An overweight within the investment-grade universe to lower-quality issues in the “BBB” rating category likewise benefited the Fund’s benchmark-relative results. More specifically, the Fund’s exposure to high-yield corporates within the industrials sector contributed notably to benchmark-relative returns. The Fund’s industrials positions fared well during the period, due to the strong performance of commodity-related issues, particularly energy pipelines.

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Another non-benchmark allocation to non-agency MBS proved beneficial for the Fund’s relative performance during the period. Within that allocation, positive contributions were led by exposures to credit-risk-transfer securities, which benefited from very strong home-price appreciation.

While agency MBS generally struggled during the period, security selection results within the portfolio’s allocation to pass-through agency MBS aided the Fund’s benchmark-relative performance, as the Fed’s “agnostic” bond-purchase program created relative-value opportunities. We initially focused our purchases of agency MBS on specified pools, but as that segment became more richly valued, we shifted the portfolio’s emphasis to the TBA (“to-be-announced”) market, which led to positive results.

In addition, the Fund’s modest non-benchmark allocation to Treasury inflation-protected securities (TIPS) aided relative returns as inflation expectations moved higher. We eventually trimmed the portfolio’s TIPS position as expectations for longer-term inflation returned to more historically normal levels over the course of the six-month period.

The Fund’s positioning along the yield curve had a modest negative effect on benchmark-relative performance. Specifically, an underweight to the long end of the curve weighed on relative returns as the curve flattened in the fourth quarter of 2021, and yields declined and prices rose for securities with longer maturities. Finally, the Fund’s short-duration stance compared with the Bloomberg Index had a neutral overall impact on benchmark-relative results for the six-month period.

Q	Did the Fund have any investments in derivative securities during the six-month period ended December 31, 2021? If so, did the derivatives have any material impact on performance?
A	Yes, we have typically invested the portfolio in Treasury futures and credit-default swaps. We invest in Treasury futures as part of our duration-management approach for the Fund. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We invest in credit-default swaps to either gain or reduce the portfolio’s exposure to both investment-grade and high-yield corporate bonds very quickly, as cash-bond transactions take a little more time to settle and have a higher liquidity cost. The use of derivatives, we think, may allow the Fund to benefit from the performance impact of the targeted asset class, while

6 Pioneer Bond Fund | Semiannual Report | 12/31/21

retaining a better liquidity profile, which may help reduce risk. Treasury futures are used mainly for hedging purposes, while the credit-default swaps had a modest performance impact on relative returns.

Q	What factors affected the Fund’s yield, or distributions** to shareholders, during the six-month period?
A	The tightening in credit spreads over the period reduced the Fund’s yield as the market started to look beyond COVID-19 and spread levels became more reflective of expectations of economic stability. The tightening of spreads, while reducing the yield, still had a positive effect on performance overall, due to capital appreciation. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q	What is your investment outlook and how is the Fund positioned?
A	While surging COVID-19 infection rates could lead to uneven economic activity during the opening months of 2022, we expect to see healthy US gross domestic product (GDP) growth for the full 2022 calendar year. Our base forecast for 3.7% annual growth is slower than 2021’s growth rates, but higher than long-term potential GDP growth of 1.8%. We believe the medium-term growth outlook could receive a boost from the fact that Omicron is rapidly becoming the dominant COVID-19 variant, and appears less severe than previous strains. Given the lower severity of Omicron-related infections to date, the effects of the pandemic on economic activity could become substantially lower once the current surge in cases ebbs. This could also be a signal, in our view, that the pandemic phase of COVID-19 may be ending, and that the virus is beginning to transition to an endemic phase featuring fewer and less meaningful surges - more like seasonal influenza viruses.

After accelerating the pace of its bond-purchase tapering so that the current quantitative easing (QE) program ends in March 2022, the Fed seems poised to raise the federal funds rate target range by 75 basis points (bps) over the course of the 2022 calendar year. (A basis point is equal to 1/100th of a percentage point.) We think the Fed may start normalizing its balance sheet (quantitative tightening, or QT) by year-end as well. Compared to 2014, the timeline from ending QE to raising rates and starting QT is likely to be dramatically shorter because the Fed is now “behind the curve,” as inflation rates are currently well over the long-term target.

**	Distributions are not guaranteed.

Pioneer Bond Fund | Semiannual Report | 12/31/21 7

Although Treasury yields have already priced in 75 and 50 bps worth of rate hikes in 2022 and 2023, respectively, we have continued to lean towards a short-duration positioning in the portfolio relative to the benchmark. We feel that yields could move higher on the prospect of markets pricing in either the Fed starting to shrink its balance sheet this year, or persistent inflation, which would force the Fed to eventually raise the federal funds rate target range higher than the 1.50% peak currently implied by the yield curve

As long as the Omicron variant of COVID-19 continues to lead to less severe infections, we believe US risk assets could perform well at the start of the new calendar year, given a healthy medium-term growth outlook, still-accommodative monetary policy from the Fed (for now), and strong consumer and corporate balance sheets.

However, we do see a few market risks and questions looming on the horizon. One key question is what impact will surging Omicron cases have on production capabilities in China and other countries that have largely been able to avoid major issues during previous COVID-19 waves? In addition, there is the question of how will riskier assets respond once the Fed actually starts raising the federal funds rate target range, rather than just talking about it? Finally, will consumer expectations of higher inflation become ingrained and, as a result, will inflation remain stubbornly above consensus forecasts, thus forcing the Fed to be more aggressive with its monetary tightening than the bond market currently expects?

The Fund’s current positioning continues to balance a positive outlook for economic growth and accommodative financial conditions against credit spreads that, we feel, have been offering a much-lower-than-average level of compensation versus the risks involved with investing in most sectors. We believe one exception is agency MBS, where recent spread-widening has resulted in relatively attractive spread levels compared to Treasuries and credit-sensitive spread sectors. We have continued to reduce the Fund’s overall risk exposures and have become increasingly selective with regard to investments in certain issuers and sub-sectors.

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Please refer to the Schedule of Investments on pages 20–89 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Pioneer Bond Fund | Semiannual Report | 12/31/21 9

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Bond Fund | Semiannual Report | 12/31/21

Portfolio Summary | 12/31/21

10 Largest Holdings
(As a percentage of total investments)*
1.	Fannie Mae, 2.50%, 1/1/52 (TBA)	5.70%
2.	U.S. Treasury Bills, 2/1/22	4.24
3.	Fannie Mae, 4.50%, 1/1/52 (TBA)	3.86
4.	U.S. Treasury Bills, 1/6/22	2.83
5.	U.S. Treasury Bills, 1/27/22	2.83
6.	U.S. Treasury Bills, 1/11/22	2.37
7.	Fannie Mae, 4.00%, 1/1/52 (TBA)	2.12
8.	U.S. Treasury Bills, 1/4/22	2.12
9.	U.S. Treasury Bills, 1/20/22	2.12
10.	U.S. Treasury Bills, 2/8/22	2.12

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Bond Fund | Semiannual Report | 12/31/21 11

Prices and Distributions | 12/31/21

Net Asset Value per Share

Class	12/31/21	6/30/21
A	$9.71	$10.14
C	$9.60	$10.03
K	$9.70	$10.13
R	$9.80	$10.23
Y	$9.61	$10.04

Distributions per Share: 7/1/21–12/31/21
	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0950	$0.1380	$0.2078
C	$0.0622	$0.1380	$0.2078
K	$0.1195	$0.1380	$0.2078
R	$0.0835	$0.1380	$0.2078
Y	$0.1128	$0.1380	$0.2078

Index Definition

The Bloomberg U.S. Aggregate Bond Index is an unmanaged measure of the US bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.

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Performance Update | 12/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2021)
			Bloomberg
	Net	Public	U.S.
	Asset	Offering	Aggregate
	Value	Price	Bond
Period	(NAV)	(POP)	Index
10 years	3.96%	3.48%	2.90%
5 years	4.13	3.18	3.57
1 year	0.39	-4.11	-1.54

Expense Ratio
(Per prospectus dated November 1, 2021)
Gross
0.82%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Bond Fund | Semiannual Report | 12/31/21 13

Performance Update | 12/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2021)
			Bloomberg
			U.S.
			Aggregate
	If	If	Bond
Period	Held	Redeemed	Index
10 years	3.19%	3.19%	2.90%
5 years	3.44	3.44	3.57
1 year	-0.17	-1.12	-1.54

Expense Ratio
(Per prospectus dated November 1, 2021)
Gross
1.43%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. “If Redeemed” returns reflect deduction of the CDSC, assuming a complete redemption of shares at the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Bond Fund | Semiannual Report | 12/31/21

Performance Update | 12/31/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2021)
		Bloomberg
	Net	U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	4.33%	2.90%
5 years	4.57	3.57
1 year	0.86	-1.54

Expense Ratio
(Per prospectus dated November 1, 2021)
Gross
0.34%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Bond Fund | Semiannual Report | 12/31/21 15

Performance Update | 12/31/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2021)
		Bloomberg
	Net	U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	3.66%	2.90%
5 years	3.86	3.57
1 year	0.15	-1.54

Expense Ratio
(Per prospectus dated November 1, 2021)
Gross
1.08%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Bond Fund | Semiannual Report | 12/31/21

Performance Update | 12/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2021)
		Bloomberg
	Net	U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	4.25%	2.90%
5 years	4.47	3.57
1 year	0.74	-1.54

Expense Ratio
(Per prospectus dated November 1, 2021)
Gross
0.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Bond Fund | Semiannual Report | 12/31/21 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2021 through December 31, 2021.

Share Class	A	C	K	R	Y
Beginning	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Account Value
on 7/1/21
Ending Account	$1,001.10	$997.80	$1,003.60	$999.90	$1,002.90
Value (after
expenses)
on 12/31/21
Expenses Paid	$4.04	$7.25	$1.67	$5.39	$2.22
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, 1.44%, 0.33%, 1.07%, and 0.44% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Bond Fund | Semiannual Report | 12/31/21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2021 through December 31, 2021.

Share Class	A	C	K	R	Y
Beginning	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Account Value
on 7/1/21
Ending Account	$1,021.17	$1,017.95	$1,023.54	$1,019.81	$1,022.99
Value (after
expenses)
on 12/31/21
Expenses Paid	$4.08	$7.32	$1.68	$5.45	$2.24
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, 1.44%, 0.33%, 1.07%, and 0.44% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Bond Fund | Semiannual Report | 12/31/21 19

Schedule of Investments | 12/31/21

(unaudited)

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 120.9%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 0.4% of Net Assets*(a)
Chemicals-Specialty — 0.0%†
1,415,000	LSF11 A5 HoldCo LLC, Term Loan, 4.25% (LIBOR +
	375 bps), 10/15/28	$ 1,415,590
	Total Chemicals-Specialty	$ 1,415,590
Electric-Generation — 0.0%†
729,422	Eastern Power, LLC (Eastern Covert Midco, LLC),
	Term Loan, 4.75% (USD LIBOR + 375 bps), 10/2/25	$ 570,408
	Total Electric-Generation	$ 570,408
Electronic Composition — 0.0%†
1,019,630	Energy Acquisition LP, First Lien Initial Term Loan,
	4.354% (LIBOR + 425 bps), 6/26/25	$ 1,013,257
	Total Electronic Composition	$ 1,013,257
Finance-Leasing Company — 0.0%†
620,812	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan,
	2.25% (USD LIBOR + 150 bps), 2/12/27	$ 616,609
	Total Finance-Leasing Company	$ 616,609
Gambling (Non-Hotel) — 0.1%
4,822,915	Scientific Games International, Inc., Initial Term B-5 Loan,
	2.854% (USD LIBOR + 275 bps), 8/14/24	$ 4,811,760
	Total Gambling (Non-Hotel)	$ 4,811,760
Human Resources — 0.0%†
1,047,750	Team Health Holdings, Inc., Initial Term Loan, 3.75% (USD
	LIBOR + 275 bps), 2/6/24	$ 1,006,214
	Total Human Resources	$ 1,006,214
Insurance Brokers — 0.0%†
813,875	USI, Inc. (fka Compass Investors Inc.), 2017 New Term
	Loan, 3.132% (USD LIBOR + 300 bps), 5/16/24	$ 808,958
	Total Insurance Brokers	$ 808,958
Metal Processors & Fabrication — 0.1%
3,516,187	Grinding Media, Inc. (Molycop, Ltd.), First Lien Term
	Loan, 4.75% (LIBOR + 400 bps), 10/12/28	$ 3,518,385
	Total Metal Processors & Fabrication	$ 3,518,385
Paper & Related Products — 0.1%
4,343,175	Schweitzer-Mauduit International, Inc., Term B Loan,
	4.50% (USD LIBOR + 375 bps), 4/20/28	$ 4,337,746
	Total Paper & Related Products	$ 4,337,746

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
Recreational Centers — 0.0%†
190,787	Fitness International, LLC, Term B Loan, 4.25% (USD
	LIBOR + 325 bps), 4/18/25	$ 179,196
	Total Recreational Centers	$ 179,196
Rental Auto & Equipment — 0.0%†
1,120,000	PECF USS Intermediate Holding III Corp., Initial Term
	Loan, 4.75% (LIBOR + 425 bps), 12/15/28	$ 1,122,520
	Total Rental Auto & Equipment	$ 1,122,520
Retail — 0.0%†
521,625	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	4.632% (LIBOR + 450 bps), 9/12/24	$ 511,584
	Total Retail	$ 511,584
Retail-Restaurants — 0.0%†
1,387,142	1011778 B.C. Unlimited Liability Co., Term B-4 Loan,
	1.854% (USD LIBOR + 175 bps), 11/19/26	$ 1,373,271
	Total Retail-Restaurants	$ 1,373,271
Schools — 0.0%†
1,069,300	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
	4.75% (LIBOR + 375 bps), 2/21/25	$ 1,048,582
	Total Schools	$ 1,048,582
Telephone-Integrated — 0.0%†
809,587	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	1.854% (USD LIBOR + 175 bps), 3/1/27	$ 799,973
	Total Telephone-Integrated	$ 799,973
Transport-Equipment & Leasing — 0.1%
2,646,875	IBC Capital I Limited, First Lien Tranche B-1 Term Loan,
	3.966% (USD LIBOR + 375 bps), 9/11/23	$ 2,629,670
	Total Transport-Equipment & Leasing	$ 2,629,670
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $25,464,413)	$ 25,763,723

Shares
COMMON STOCK — 0.0%† of Net Assets
Auto Components — 0.0%†
593	Lear Corp.	$ 108,489
	Total Auto Components	$ 108,489
TOTAL COMMON STOCK
	(Cost $69,268)	$ 108,489

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 21

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — 9.5% of Net Assets
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class B, 8.37%, 1/15/46 (144A)	$ 585,213
412,148(a)	321 Henderson Receivables LLC, Series 2005-1A, Class A1,
	0.34% (1 Month USD LIBOR + 23 bps), 11/15/40 (144A)	406,661
6,308,275	A10 Bridge Asset Financing LLC, Series 2019-B, Class A1,
	3.085%, 8/15/40 (144A)	6,329,856
2,000,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A,
	Class A1A, 2.082% (3 Month USD LIBOR +
	195 bps), 1/20/32 (144A)	1,999,492
3,728,667	Accelerated LLC, Series 2021-1H, Class C, 2.35%,
	10/20/40 (144A)	3,707,596
4,000,000	American Credit Acceptance Receivables Trust,
	Series 2019-2, Class E, 4.29%, 6/12/25 (144A)	4,122,411
1,300,000	American Homes 4 Rent Trust, Series 2015-SFR1, Class C,
	4.11%, 4/17/52 (144A)	1,349,833
1,675,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class C, 4.27%, 1/20/23 (144A)	1,696,852
5,784,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)	5,841,518
3,833,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class B, 2.80%, 3/20/25 (144A)	3,892,526
2,676,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	2,671,712
5,900,000	Aqua Finance Trust, Series 2019-A, Class C, 4.01%,
	7/16/40 (144A)	6,037,659
2,300,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%,
	7/17/46 (144A)	2,377,884
10,000,000(a)	Arbor Realty Commercial Real Estate Notes,
	Series 2021-FL4, Class D, 2.99% (1 Month USD LIBOR +
	290 bps), 11/15/36 (144A)	9,987,810
7,600,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL3, Class C, 1.953% (1 Month USD
	LIBOR + 185 bps), 8/15/34 (144A)	7,567,168
7,000,000	Arivo Acceptance Auto Loan Receivables Trust,
	Series 2019-1, Class B, 3.37%, 6/15/25 (144A)	7,086,521
3,000,000(a)	ASSURANT CLO, Ltd., Series 2018-3A, Class E, 6.404%
	(3 Month USD LIBOR + 615 bps), 10/20/31 (144A)	2,851,899
1,250,000(a)	ASSURANT CLO, Ltd., Series 2019-5A, Class D, 4.441%
	(3 Month USD LIBOR + 420 bps), 1/15/33 (144A)	1,249,003
2,000,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class C, 3.14%, 7/15/26 (144A)	2,035,220
8,750,000(a)	Battalion CLO XV, Ltd., Series 2020-15A, Class D, 3.491%
	(3 Month USD LIBOR + 325 bps), 1/17/33 (144A)	8,755,136
1,300,000	BCC Funding XVII LLC, Series 2020-1, Class C, 2.50%,
	9/22/25 (144A)	1,285,907

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,000,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 7.261% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	$ 1,997,390
10,226,562	Blackbird Capital Aircraft, Series 2021-1A, Class A,
	2.443%, 7/15/46 (144A)	10,093,183
360,638	BXG Receivables Note Trust, Series 2015-A, Class A,
	2.88%, 5/2/30 (144A)	362,392
2,750,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.241%
	(3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	2,757,411
7,201,769(b)	Cascade MH Asset Trust, Series 2019-MH1, Class A,
	4.00%, 11/25/44 (144A)	7,484,760
4,800,000	Commercial Equipment Finance LLC, Series 2021-A,
	Class C, 3.55%, 12/15/28 (144A)	4,780,366
432,706(a)	Commonbond Student Loan Trust, Series 2017-BGS,
	Class A2, 0.758% (1 Month USD LIBOR +
	65 bps), 9/25/42 (144A)	430,211
6,767,933	Continental Credit Card ABS LLC, Series 2019-1A,
	Class A, 3.83%, 8/15/26 (144A)	6,876,108
3,000,000	CoreVest American Finance Trust, Series 2017-1, Class C,
	3.756%, 10/15/49 (144A)	3,013,908
2,400,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%,
	2/27/51 (144A)	2,342,747
672,967	Diamond Resorts Owner Trust, Series 2019-1A, Class B,
	3.53%, 2/20/32 (144A)	683,145
9,137,250	Domino’s Pizza Master Issuer LLC, Series 2019-1A,
	Class A2, 3.668%, 10/25/49 (144A)	9,617,001
1,650,000	Drive Auto Receivables Trust, Series 2020-2, Class D,
	3.05%, 5/15/28	1,693,801
4,200,000(a)	Dryden 78 CLO, Ltd., Series 2020-78A, Class E, 6.841%
	(3 Month USD LIBOR + 660 bps), 4/17/33 (144A)	4,134,472
1,800,000	Elm Trust, Series 2020-3A, Class A2, 2.954%, 8/20/29
	(144A)	1,779,432
4,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%, 7/26/49
	(144A)	4,095,948
6,000,000	Fair Square Issuance Trust, Series 2020-AA, Class C,
	5.40%, 9/20/24 (144A)	6,017,859
331,370	FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
	2/18/31 (144A)	332,674
407,840	FCI Funding LLC, Series 2019-1A, Class B, 0.000%,
	2/18/31 (144A)	408,780
2,650,000(b)	Finance of America HECM Buyout, Series 2021-HB1,
	Class M2, 2.084%, 2/25/31 (144A)	2,613,323
6,394,461	Finance of America Structured Securities Trust, Series
	2019-JR2, 2.00%, 5/25/50	6,741,269
8,347,139	Finance of America Structured Securities Trust, Series
	2019-JR3, Class JR2, 2.00%, 9/25/69	8,975,897

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 23

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
10,162,161	Finance of America Structured Securities Trust, Series
	2019-JR4, 2.00%, 11/25/69	$ 10,604,115
9,641,637	Finance of America Structured Securities Trust, Series
	2021-JR1, Class JR2, 2.00%, 4/25/51	9,520,078
7,542,107	Finance of America Structured Securities Trust, Series
	2021-S2, Class A1, 1.25%, 9/25/51	7,398,626
5,961,899	Finance of America Structured Securities Trust, Series
	2021-S2, Class A2, 1.75%, 9/25/51	5,848,596
4,500,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	4.604% (3 Month USD LIBOR + 435 bps), 1/20/33 (144A)	4,493,831
1,000,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D, 7.954%
	(3 Month USD LIBOR + 770 bps), 1/20/33 (144A)	987,039
1,000,000(a)	Fort Washington CLO, Series 2019-1A, Class ER, 7.004%
	(3 Month USD LIBOR + 675 bps), 10/20/32 (144A)	991,846
3,750,000	Foundation Finance Trust, Series 2019-1A, Class B, 4.22%,
	11/15/34 (144A)	3,946,542
4,886,225	Foundation Finance Trust, Series 2021-1A, Class A, 1.27%,
	5/15/41 (144A)	4,808,648
4,200,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%,
	8/28/27 (144A)	3,709,588
6,400,000(a)	Generate CLO 4, Ltd., Series 4A, Class CR, 2.404%
	(3 Month USD LIBOR + 215 bps), 4/20/32 (144A)	6,417,786
4,390,000(a)	Goldentree Loan Management US CLO 6, Ltd.,
	Series 2019-6A, Class D, 4.104% (3 Month USD LIBOR +
	385 bps), 1/20/33 (144A)	4,417,907
4,194,113	Hardee’s Funding LLC, Series 2018-1A, Class A2II, 4.959%,
	6/20/48 (144A)	4,399,955
5,000,000(a)	Harriman Park CLO, Ltd., Series 2020-1A, Class DR, 3.354%
	(3 Month USD LIBOR + 310 bps), 4/20/34 (144A)	4,992,450
3,750,000(a)	HGI CRE CLO, Ltd., Series 2021-FL2, Class C, 1.908%
	(1 Month USD LIBOR + 180 bps), 9/17/36 (144A)	3,733,834
691,209	HIN Timeshare Trust, Series 2020-A, Class D, 5.50%,
	10/9/39 (144A)	714,434
6,483,750	HOA Funding LLC - HOA, Series 2021-1A, Class A2, 4.723%,
	8/20/51 (144A)	6,533,228
3,316,150	Home Partners of America Trust, Series 2019-1, Class D,
	3.406%, 9/17/39 (144A)	3,358,582
4,712,628	Home Partners of America Trust, Series 2019-2, Class E,
	3.32%, 10/19/39 (144A)	4,593,504
3,701,264	Horizon Funding LLC, Series 2019-1A, Class A1, 4.21%,
	9/15/27 (144A)	3,728,135
666,243	Icon Brand Holdings LLC, Series 2012-1A, Class A, 4.229%,
	1/25/43 (144A)	262,799

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
183,300	Icon Brand Holdings LLC, Series 2013-1A, Class A2,
	4.352%, 1/25/43 (144A)	$ 72,773
3,649,477(a)	Invitation Homes Trust, Series 2018-SFR1, Class C,
	1.356% (1 Month USD LIBOR + 125 bps), 3/17/37 (144A)	3,644,103
3,389,709	J.G. Wentworth XLI LLC, Series 2018-1A, Class A, 3.74%,
	10/17/72 (144A)	3,766,185
5,539,219	JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%,
	8/17/71 (144A)	6,165,403
202,706	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%,
	12/15/48 (144A)	209,394
1,950,000	JPMorgan Chase Bank NA - CACLN, Series 2021-3, Class F,
	3.694%, 2/26/29 (144A)	1,915,857
531,279	LL ABS Trust, Series 2019-1A, Class B, 3.52%, 3/15/27
	(144A)	532,483
2,690,696(a)	M360 LLC, Series 2019-CRE2, Class A, 1.564% (SOFR30A +
	151 bps), 9/15/34 (144A)	2,679,245
4,850,000(a)	Madison Park Funding XXII, Ltd., Series 2016-22A,
	Class ER, 6.941% (3 Month USD LIBOR +
	670 bps), 1/15/33 (144A)	4,844,064
3,750,000(a)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class D, 3.991% (3 Month USD LIBOR +
	375 bps), 1/15/33 (144A)	3,737,505
4,400,000(a)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 7.491% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	4,388,793
5,950,000	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%,
	7/16/29 (144A)	6,004,386
7,550,000	Mercury Financial Credit Card Master Trust, Series 2021-1A,
	Class A, 1.54%, 3/20/26 (144A)	7,543,136
10,500,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 2.653% (1 Month USD
	LIBOR + 255 bps), 10/16/36 (144A)	10,395,987
3,332,000(b)	Mill City Mortgage Loan Trust, Series 2015-1, Class B3,
	3.577%, 6/25/56 (144A)	3,483,783
3,199,166(b)	Mill City Mortgage Loan Trust, Series 2017-3, Class B2,
	3.25%, 1/25/61 (144A)	3,222,750
2,312,917	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%,
	9/20/40 (144A)	2,379,445
797,000	Mosaic Solar Loan Trust, Series 2019-2A, Class C, 4.35%,
	9/20/40 (144A)	797,348
1,019,388	Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.10%,
	4/20/46 (144A)	1,022,472
644,911	MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37
	(144A)	660,875
5,550,000	Nelnet Student Loan Trust, Series 2021-A, Class B1,
	2.85%, 4/20/62 (144A)	5,591,645

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 25

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,850,000(a)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class CR,
	3.135% (3 Month USD LIBOR + 300 bps),
	12/21/29 (144A)	$ 2,875,964
1,558,691(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class A, 2.108% (1 Month USD LIBOR +
	200 bps), 2/25/43 (144A)	1,561,080
1,500,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	1,509,257
3,000,000	NMEF Funding LLC, Series 2019-A, Class C, 3.30%,
	8/17/26 (144A)	3,032,698
3,000,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	3,029,932
2,300,000	NMEF Funding LLC, Series 2021-A, Class C, 2.58%,
	12/15/27 (144A)	2,288,200
2,700,000	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%,
	3/8/28 (144A)	2,719,132
3,055,518	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	3,110,061
2,320,732	Oxford Finance Funding LLC, Series 2019-1A, Class B,
	5.438%, 2/15/27 (144A)	2,365,930
4,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.06% (3 Month USD LIBOR +
	190 bps), 2/20/28 (144A)	3,931,004
4,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class D, 5.01% (3 Month USD LIBOR +
	485 bps), 2/20/28 (144A)	4,002,708
5,500,000	Perimeter Master Note Business Trust, Series 2019-2A,
	Class B, 5.21%, 5/15/24 (144A)	5,635,417
5,000,000	PG Receivables Finance, Series 2020-1, Class A1, 3.968%,
	7/20/25 (144A)	4,975,000
2,350,000	PG Receivables Finance, Series 2020-1, Class B, 4.705%,
	7/20/25 (144A)	2,338,250
8,370,000	Progress Residential Trust, Series 2019-SFR2, Class E,
	4.142%, 5/17/36 (144A)	8,369,402
8,500,000(a)	Race Point VIII CLO, Ltd., Series 2013-8A, Class CR2,
	2.21% (3 Month USD LIBOR + 205 bps), 2/20/30 (144A)	8,347,910
4,000,000(a)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2,
	3.66% (3 Month USD LIBOR + 350 bps), 2/20/30 (144A)	4,009,552
3,200,000(a)	Rad CLO 7, Ltd., Series 2020-7A, Class E, 6.741%
	(3 Month USD LIBOR + 650 bps), 4/17/33 (144A)	3,151,456
9,010,000	Republic Finance Issuance Trust, Series 2021-A, Class A,
	2.30%, 12/22/31 (144A)	9,003,020
2,300,000	Republic Finance Issuance Trust, Series 2021-A, Class C,
	3.53%, 12/22/31 (144A)	2,293,013

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
5,250,000	Santander Bank NA - SBCLN, Series 2021-1A, Class B,
	1.833%, 12/15/31 (144A)	$ 5,243,842
1,250,000	Santander Bank NA - SBCLN, Series 2021-1A, Class C,
	3.268%, 12/15/31 (144A)	1,248,515
1,925,000	Santander Bank NA - SBCLN, Series 2021-1A, Class D,
	5.004%, 12/15/31 (144A)	1,921,423
4,600,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C,
	3.11%, 6/21/27 (144A)	4,718,400
5,000,000(a)	Signal Peak CLO 2 LLC, Series 2015-1A, Class DR2, 3.104%
	(3 Month USD LIBOR + 285 bps), 4/20/29 (144A)	5,022,695
42,144	Small Business Lending Trust, Series 2019-A, Class B,
	3.42%, 7/15/26 (144A)	42,156
4,000,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	4.351% (3 Month USD LIBOR + 411 bps), 1/15/33 (144A)	3,994,472
4,100,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	7.861% (3 Month USD LIBOR + 762 bps), 1/15/33 (144A)	4,089,889
2,750,000(a)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class D,
	3.908% (3 Month USD LIBOR + 365 bps), 1/25/32 (144A)	2,759,895
7,672,882	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	7,635,871
8,750,000(a)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C,
	2.391% (3 Month USD LIBOR + 215 bps), 4/18/33 (144A)	8,745,809
1,012,147	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class D, 4.30%, 11/15/24 (144A)	1,012,339
5,810,000(b)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3,
	3.36%, 11/25/60 (144A)	5,963,304
12,080,000(b)	Towd Point Mortgage Trust, Series 2017-1, Class B2,
	3.778%, 10/25/56 (144A)	12,608,920
12,925,000(b)	Towd Point Mortgage Trust, Series 2017-2, Class B2,
	4.115%, 4/25/57 (144A)	13,428,036
5,161,000(b)	Towd Point Mortgage Trust, Series 2018-1, Class B1,
	3.77%, 1/25/58 (144A)	5,444,522
10,000,000(b)	Towd Point Mortgage Trust, Series 2019-3, Class M2D,
	3.25%, 2/25/59 (144A)	10,172,952
1,250,000(b)	Towd Point Mortgage Trust, Series 2019-4, Class M1,
	3.50%, 10/25/59 (144A)	1,308,220
10,300,000(b)	Towd Point Mortgage Trust, Series 2019-4, Class M2B,
	3.25%, 10/25/59 (144A)	10,537,755
2,000,000(a)	Towd Point Mortgage Trust, Series 2019-HY2, Class B1,
	2.358% (1 Month USD LIBOR + 225 bps), 5/25/58 (144A)	2,080,570
3,700,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class D, 1.92%, 5/15/26 (144A)	3,672,249
9,378,166	Tricon American Homes Trust, Series 2019-SFR1, Class A,
	2.75%, 3/17/38 (144A)	9,597,093
5,650,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1,
	2.73%, 11/17/39 (144A)	5,512,502

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 27

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,050,000(a)	Trinitas CLO VI, Ltd., Series 2017-6A, Class DR4, 4.508%
	(3 Month USD LIBOR + 425 bps), 1/25/34 (144A)	$ 1,048,402
3,517	United States Small Business Administration, Series
	2002-20A, Class 1, 6.14%, 1/1/22	3,517
69,352	United States Small Business Administration, Series
	2005-20B, Class 1, 4.625%, 2/1/25	71,536
58,283	United States Small Business Administration, Series
	2005-20E, Class 1, 4.84%, 5/1/25	60,469
109,295	United States Small Business Administration, Series
	2008-20D, Class 1, 5.37%, 4/1/28	118,440
112,129	United States Small Business Administration, Series
	2008-20H, Class 1, 6.02%, 8/1/28	122,106
73,138	United States Small Business Administration, Series
	2008-20J, Class 1, 5.63%, 10/1/28	79,221
64,395	United States Small Business Administration, Series
	2008-20L, Class 1, 6.22%, 12/1/28	70,888
28,922	United States Small Business Administration, Series
	2009-20A, Class 1, 5.72%, 1/1/29	31,187
70,562	United States Small Business Administration, Series
	2009-20I, Class 1, 4.20%, 9/1/29	74,739
4,000,000	Upstart Securitization Trust, Series 2020-1, Class C,
	4.899%, 4/22/30 (144A)	4,109,922
94,610	US Auto Funding LLC, Series 2019-1A, Class B, 3.99%,
	12/15/22 (144A)	94,684
737,705	Welk Resorts LLC, Series 2017-AA, Class B, 3.41%,
	6/15/33 (144A)	737,328
1,273,081	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
	6/15/38 (144A)	1,291,366
611,012	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
	6/15/38 (144A)	622,711
1,609,125	Westgate Resorts LLC, Series 2018-1A, Class C, 4.10%,
	12/20/31 (144A)	1,614,944
3,561,713	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	3,713,875
3,220,000	Westlake Automobile Receivables Trust, Series 2020-2A,
	Class D, 2.76%, 1/15/26 (144A)	3,287,716
1,800,000(a)	Whitebox CLO II, Ltd., Series 2020-2A, Class ER, 7.359%
	(3 Month USD LIBOR + 710 bps), 10/24/34 (144A)	1,760,513
1,500,000(a)	Woodmont Trust, Series 2020-7A, Class A1A, 2.024%
	(3 Month USD LIBOR + 190 bps), 1/15/32 (144A)	1,508,517
	TOTAL ASSET BACKED SECURITIES
	(Cost $558,147,759)	$ 563,321,605

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	12.7% of Net Assets
2,800,000	American Homes 4 Rent Trust, Series 2014-SFR3, Class C,
	4.596%, 12/17/36 (144A)	$ 2,925,060
700,000	American Homes 4 Rent Trust, Series 2014-SFR3, Class D,
	5.04%, 12/17/36 (144A)	735,899
2,320,000(b)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
	4.50%, 11/25/48 (144A)	2,322,413
6,700,000(b)	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class M1,
	4.065%, 3/25/49 (144A)	6,714,329
662,521(a)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.708%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	662,522
3,667,248(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.958%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	3,667,251
7,640,000(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 2.858%
	(1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	7,649,230
3,594,662(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.858%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	3,594,665
4,060,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.808%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	4,060,010
6,170,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 3.808%
	(1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	6,319,400
5,350,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.958%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	5,560,441
6,650,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.708%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	6,657,131
10,690,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M2, 3.20%
	(SOFR30A + 315 bps), 9/25/31 (144A)	10,450,618
4,100,091(b)	Brean Asset Backed Securities Trust, Series 2021-RM1,
	Class A, 1.40%, 10/25/63 (144A)	3,895,173
3,250,000(b)	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A3, 3.253%, 2/25/55 (144A)	3,295,382
2,206,052(b)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class A, 4.00%, 10/25/68 (144A)	2,262,745
3,387,341(b)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class C, 4.00%, 10/25/68 (144A)	3,436,546
3,800,000(b)	Cascade Funding Mortgage Trust, Series 2021-HB6,
	Class M3, 3.735%, 6/25/36 (144A)	3,773,022
4,113,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1,
	2.992%, 2/25/46 (144A)	4,164,179
2,076,000	Cascade MH Asset Trust, Series 2021-MH1, Class M2,
	3.693%, 2/25/46 (144A)	2,141,599
3,800,000(b)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%, 2/25/31
	(144A)	3,743,557
7,600,000(b)	CFMT LLC, Series 2021-HB7, Class M3, 3.849%, 10/27/31
	(144A)	7,549,831

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 29

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
7,514,000(b)	CIM Trust, Series 2019-R5, Class M3, 3.50%, 9/25/59
	(144A)	$ 7,748,846
5,170,000(b)	CIM Trust, Series 2020-R2, Class M3, 3.00%, 10/25/59
	(144A)	5,179,665
5,863,278(b)	CIM Trust, Series 2021-J1, Class B1, 2.663%, 3/25/51
	(144A)	5,816,389
6,712,864(b)	CIM Trust, Series 2021-J2, Class B1, 2.676%, 4/25/51
	(144A)	6,631,900
3,417,333(b)	CIM Trust, Series 2021-J2, Class B2, 2.676%, 4/25/51
	(144A)	3,330,792
3,269,739(b)	Citigroup Mortgage Loan Trust, Series 2021-INV1,
	Class B1W, 2.707%, 5/25/51 (144A)	3,285,585
750,485(a)	Connecticut Avenue Securities Trust, Series 2019-R03,
	Class 1M2, 2.258% (1 Month USD LIBOR +
	215 bps), 9/25/31 (144A)	753,356
2,490,163(b)	CSMC Trust, Series 2021-RPL2, Class M1, 2.75%, 1/25/60
	(144A)	2,613,512
2,350,000(b)	CSMC Trust, Series 2021-RPL2, Class M2, 3.25%, 1/25/60
	(144A)	2,498,626
1,450,000(b)	Deephaven Residential Mortgage Trust, Series 2020-2,
	Class M1, 4.112%, 5/25/65 (144A)	1,475,052
1,882,384(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.808% (1 Month
	USD LIBOR + 170 bps), 11/25/28 (144A)	1,882,384
6,677,369(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.908%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	6,677,372
1,663,161(a)	Eagle Re, Ltd., Series 2020-2, Class M1C, 4.608%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	1,664,847
7,280,000(a)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.708% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	7,343,585
3,130,000(a)	Eagle Re, Ltd., Series 2021-2, Class M1C, 3.50% (SOFR30A
	+ 345 bps), 4/25/34 (144A)	3,129,692
1,450,000(a)	Fannie Mae Connecticut Avenue Securities, Series 2021-R02,
	Class 2B2, 6.25% (SOFR30A + 620 bps), 11/25/41 (144A)	1,499,038
257,580(b)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
	3.398%, 7/25/43	268,238
89,650	Fannie Mae REMICS, Series 2009-36, Class HX, 4.50%,
	6/25/29	93,325
6,791,113(a)(c)	Federal Home Loan Mortgage Corp. REMICS, Series 4091,
	Class SH, 6.444% (1 Month USD LIBOR +
	655 bps), 8/15/42	1,366,090
4,690,607(b)	Flagstar Mortgage Trust, Series 2021-3INV, Class A16,
	2.50%, 6/25/51 (144A)	4,653,524

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
203,697,550(b)(c)	Flagstar Mortgage Trust, Series 2021-4, Class AX1,
	0.217%, 6/1/51 (144A)	$ 1,595,502
6,940,000(a)	Freddie Mac Stacr Remic Trust, Series 2019-HRP1,
	Class M3, 2.358% (1 Month USD LIBOR +
	225 bps), 2/25/49 (144A)	7,019,015
8,720,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.208% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	8,994,842
8,960,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B1, 6.108% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	9,426,290
814,891(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class M2, 3.858% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	818,960
4,835,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.85% (SOFR30A +
	480 bps), 10/25/50 (144A)	5,118,511
4,973,425(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class M2, 2.85% (SOFR30A +
	280 bps), 10/25/50 (144A)	5,012,579
3,400,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.70% (SOFR30A +
	565 bps), 12/25/50 (144A)	3,563,351
4,290,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.358% (1 Month USD LIBOR +
	525 bps), 9/25/50 (144A)	4,468,124
1,070,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B1, 2.70% (SOFR30A +
	265 bps), 1/25/51 (144A)	1,068,525
7,470,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.80% (SOFR30A +
	475 bps), 1/25/51 (144A)	7,563,022
1,230,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5,
	Class B1, 3.10% (SOFR30A +
	305 bps), 1/25/34 (144A)	1,235,421
4,150,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.05% (SOFR30A +
	500 bps), 8/25/33 (144A)	4,242,365
11,170,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA4,
	Class B1, 3.80% (SOFR30A +
	375 bps), 12/25/41 (144A)	11,232,914
11,465,925(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-DNA2, Class M2, 3.552% (1 Month
	USD LIBOR + 345 bps), 10/25/29	11,797,696

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 31

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
5,000,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 7.45% (SOFR30A +
	740 bps), 11/25/50 (144A)	$ 5,972,868
4,320,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA7, Class B1, 3.70% (SOFR30A +
	365 bps), 11/25/41 (144A)	4,387,226
2,771,039(b)	FWD Securitization Trust, Series 2019-INV1, Class A1,
	2.81%, 6/25/49 (144A)	2,786,831
2,150,000(b)	FWD Securitization Trust, Series 2019-INV1, Class M1,
	3.48%, 6/25/49 (144A)	2,160,459
1,800,000(b)	FWD Securitization Trust, Series 2020-INV1, Class M1,
	2.85%, 1/25/50 (144A)	1,792,733
291,833	Government National Mortgage Association,
	Series 2005-61, Class UZ, 5.25%, 8/16/35	298,653
107,152	Government National Mortgage Association,
	Series 2012-130, Class PA, 3.00%, 4/20/41	108,768
447,463	Government National Mortgage Association,
	Series 2013-169, Class TE, 3.25%, 4/16/27	466,062
20,229,533(c)	Government National Mortgage Association,
	Series 2019-159, Class CI, 3.50%, 12/20/49	2,626,032
17,387,782(a)(c)	Government National Mortgage Association,
	Series 2020-9, Class SA, 3.246% (1 Month USD LIBOR +
	335 bps), 1/20/50	1,213,266
6,071,000(b)	GS Mortgage-Backed Securities Corp. Trust, Series
	2021-RPL1, Class B1, 2.75%, 12/25/60 (144A)	5,923,432
316,860(b)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1,
	Class A3, 2.352%, 9/27/60 (144A)	317,412
2,335,283(b)	GS Mortgage-Backed Securities Trust, Series 2021-GR3,
	Class B2, 3.398%, 4/25/52 (144A)	2,352,860
3,329,897(b)	GS Mortgage-Backed Securities Trust, Series 2021-PJ9,
	Class B3, 2.944%, 2/26/52 (144A)	3,303,978
671,773(a)	Home Re Ltd., Series 2018-1, Class M1, 1.708% (1 Month
	USD LIBOR + 160 bps), 10/25/28 (144A)	671,773
1,942,129(a)	Home Re Ltd., Series 2019-1, Class M1, 1.758% (1 Month
	USD LIBOR + 165 bps), 5/25/29 (144A)	1,942,130
4,640,000(a)	Home Re Ltd., Series 2020-1, Class M1C, 4.258% (1 Month
	USD LIBOR + 415 bps), 10/25/30 (144A)	4,694,681
4,580,000(a)	Home Re Ltd., Series 2020-1, Class M2, 5.358% (1 Month
	USD LIBOR + 525 bps), 10/25/30 (144A)	4,691,269
5,800,000(a)	Home Re Ltd., Series 2021-1, Class M2, 2.958% (1 Month
	USD LIBOR + 285 bps), 7/25/33 (144A)	5,656,636
4,350,000(b)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class A3, 3.196%, 5/25/65 (144A)	4,396,027
2,380,000(b)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class M1, 3.897%, 5/25/65 (144A)	2,414,806

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
73,755,535(b)	Hundred Acre Wood Trust, Series 2021-INV1, Class AX1,
	0.228%, 7/25/51 (144A)	$ 598,578
14,392,187(b)	Hundred Acre Wood Trust, Series 2021-INV3, Class A3,
	2.50%, 10/25/51 (144A)	14,389,942
1,800,000(b)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class B1, 3.295%, 9/25/56 (144A)	1,771,797
2,250,000(b)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class M1, 2.489%, 9/25/56 (144A)	2,218,172
15,150,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA,
	3.40%, 8/18/43 (144A)	15,680,250
135,554,859(b)(c)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1,
	0.137%, 12/25/51 (144A)	712,232
10,932,485(b)	JP Morgan Mortgage Trust, Series 2021-10, Class B1,
	2.825%, 12/25/51 (144A)	11,055,351
4,220,756(b)	JP Morgan Mortgage Trust, Series 2021-11, Class B1,
	3.04%, 1/25/52 (144A)	4,336,947
14,843,431(b)	JP Morgan Mortgage Trust, Series 2021-14, Class A15,
	2.50%, 5/25/52 (144A)	14,715,874
5,291,061(b)	JP Morgan Mortgage Trust, Series 2021-14, Class B1,
	3.17%, 5/25/52 (144A)	5,451,447
3,900,000(b)	JP Morgan Mortgage Trust, Series 2021-15, Class B1,
	3.129%, 6/25/52 (144A)	3,991,650
5,525,838(b)	JP Morgan Mortgage Trust, Series 2021-7, Class B2,
	2.813%, 11/25/51 (144A)	5,502,510
118,593,229(b)(c)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1,
	0.139%, 12/25/51 (144A)	612,024
776,121(b)	JP Morgan Mortgage Trust, Series 2021-8, Class B1,
	2.864%, 12/25/51 (144A)	787,164
10,144,944(b)	JP Morgan Mortgage Trust, Series 2021-8, Class B2,
	2.864%, 12/25/51 (144A)	10,134,315
4,193,913(b)	JP Morgan Mortgage Trust, Series 2021-INV4, Class A2A,
	2.50%, 1/25/52 (144A)	4,202,381
5,178,704(b)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B2,
	3.241%, 1/25/52 (144A)	5,323,512
5,488,414(b)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B3,
	3.241%, 1/25/52 (144A)	5,554,446
5,920,841(b)	JP Morgan Mortgage Trust, Series 2021-INV6, Class A5A,
	2.50%, 4/25/52 (144A)	5,897,612
6,746,191(b)	JP Mortgage Trust, Series 2021-INV1, Class B1, 3.00%,
	10/25/51 (144A)	6,868,541
3,722,784(b)	JP Mortgage Trust, Series 2021-INV1, Class B2, 3.00%,
	10/25/51 (144A)	3,747,592

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 33

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
1,398,153	La Hipotecaria El Salvadorian Mortgage Trust, Series
	2016-1A, Class A, 3.358%, 1/15/46 (144A)	$ 1,482,042
528,176(a)	La Hipotecaria Panamanian Mortgage Trust, Series
	2010-1GA, Class A, 2.75% (Panamanian Mortgage
	Reference Rate - 300 bps), 9/8/39 (144A)	541,381
2,095,468(a)	La Hipotecaria Panamanian Mortgage Trust, Series
	2014-1A, Class A1, 3.508% (Panamanian Mortgage
	Reference Rate + -224 bps), 11/24/42 (144A)	2,184,526
8,840,000	La Hipotecaria Panamanian Mortgage Trust, Series
	2021-1, Class GA, 4.35%, 7/14/52 (144A)	9,027,850
6,311,510(a)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 2.602% (1 Month USD LIBOR +
	250 bps), 4/1/24 (144A)	6,307,787
4,333,617(b)	Mello Mortgage Capital Acceptance, Series 2021-MTG1,
	Class B1, 2.647%, 4/25/51 (144A)	4,280,266
4,144,046(b)	Mello Mortgage Capital Acceptance, Series 2021-MTG1,
	Class B2, 2.647%, 4/25/51 (144A)	4,017,721
5,222,546(b)	Mello Mortgage Capital Acceptance, Series 2021-MTG2,
	Class B1, 2.687%, 6/25/51 (144A)	5,176,107
250,721(b)	MFA Trust, Series 2020-NQM1, Class A3, 2.30%, 8/25/49
	(144A)	251,070
7,800,000(b)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M3, 3.25%, 7/25/59 (144A)	8,042,568
9,014,150(b)	Morgan Stanley Residential Mortgage Loan Trust, Series
	2021-1, Class B1, 2.954%, 3/25/51 (144A)	9,073,883
10,950,000(b)	New Residential Mortgage Loan Trust, Series 2019-RPL2,
	Class M2, 3.75%, 2/25/59 (144A)	11,654,698
8,500,000(b)	New Residential Mortgage Loan Trust, Series 2020-RPL1,
	Class M2, 3.50%, 11/25/59 (144A)	8,934,185
2,457,000(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M2, 2.958%
	(1 Month USD LIBOR + 285 bps), 7/25/28 (144A)	2,467,851
3,744,867(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.708%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	3,754,104
3,550,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.358%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	3,618,550
4,799,441(b)	Oceanview Mortgage Trust, Series 2021-1, Class B1,
	3.247%, 6/25/51 (144A)	4,995,583
8,799,799(b)	Oceanview Mortgage Trust, Series 2021-1, Class B2,
	3.247%, 6/25/51 (144A)	9,092,949
3,171,303(b)	Oceanview Mortgage Trust, Series 2021-5, Class B2, 2.99%,
	10/25/51 (144A)	3,145,576
7,468,145(b)	PRMI Securitization Trust, Series 2021-1, Class B1,
	2.479%, 4/25/51 (144A)	7,282,020
3,060,022(b)	PRMI Securitization Trust, Series 2021-1, Class B2,
	2.479%, 4/25/51 (144A)	2,929,443

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
7,182,319(b)	Provident Funding Mortgage Trust, Series 2021-1,
	Class A5, 2.50%, 4/25/51 (144A)	$ 7,194,665
3,521,415(b)	Provident Funding Mortgage Trust, Series 2021-1,
	Class B1, 2.38%, 4/25/51 (144A)	3,446,445
3,868,688(b)	Provident Funding Mortgage Trust, Series 2021-2,
	Class B1, 2.357%, 4/25/51 (144A)	3,728,920
3,245,544(b)	Provident Funding Mortgage Trust, Series 2021-J1,
	Class B1, 2.644%, 10/25/51 (144A)	3,236,506
3,068,767(b)	Provident Funding Mortgage Trust, Series 2021-J1,
	Class B2, 2.644%, 10/25/51 (144A)	3,019,241
213,139(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.508%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	213,220
7,125,977(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.058%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	7,125,981
3,437,000(a)	Radnor Re, Ltd., Series 2019-1, Class M2, 3.308%
	(1 Month USD LIBOR + 320 bps), 2/25/29 (144A)	3,466,311
12,000,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1C, 1.858%
	(1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	11,867,273
4,517,545(b)	Rate Mortgage Trust, Series 2021-J3, Class B2, 2.716%,
	10/25/51 (144A)	4,478,101
4,512,078(b)	Rate Mortgage Trust, Series 2021-J4, Class B3, 2.637%,
	11/25/51 (144A)	4,286,012
5,301,832(b)	RCKT Mortgage Trust, Series 2021-1, Class B2A, 2.726%,
	3/25/51 (144A)	5,303,106
6,045,995(b)	RCKT Mortgage Trust, Series 2021-2, Class B1A, 2.566%,
	6/25/51 (144A)	5,938,517
4,304,432(b)	RCKT Mortgage Trust, Series 2021-2, Class B2A, 2.566%,
	6/25/51 (144A)	4,151,327
4,262,947(b)	RCKT Mortgage Trust, Series 2021-3, Class A25, 2.50%,
	7/25/51 (144A)	4,221,145
3,000,000(b)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M3,
	3.69%, 11/25/31 (144A)	2,997,000
6,144,766(b)	RMF Proprietary Issuance Trust, Series 2021-2, Class A,
	2.125%, 9/25/61 (144A)	6,047,921
19,499,997(b)	Saluda Grade Alternative Mortgage Trust, Series
	2021-FIG2, Class A2, 3.50%, 10/25/51 (144A)	19,408,591
792,498(b)	Sequoia Mortgage Trust, Series 2012-6, Class B3, 3.708%,
	12/25/42	796,264
409,633(b)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.50%,
	8/25/48 (144A)	413,438
2,941,678(b)	Sequoia Mortgage Trust, Series 2021-1, Class B2, 2.666%,
	3/25/51 (144A)	2,908,620
1,619,743(b)	Sequoia Mortgage Trust, Series 2021-4, Class A1, 2.50%,
	6/25/51 (144A)	1,618,478

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 35

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
11,220,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 4.308%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	$ 11,897,348
3,135,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 2.508%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	3,184,536
7,500,000(b)	Towd Point Mortgage Trust, Series 2021-1, Class M1,
	3.25%, 11/25/61 (144A)	7,845,584
12,490,851(b)	Towd Point Mortgage Trust, Series 2021-R1, Class A1,
	2.918%, 11/30/60 (144A)	12,462,059
4,390,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.608%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	4,399,425
3,080,000(a)	Traingle Re, Ltd., Series 2020-1, Class M2, 5.708%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	3,137,401
14,070,000(a)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.508%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	14,070,025
14,088,311(b)	UWM Mortgage Trust, Series 2021-INV1, Class A3, 2.50%,
	8/25/51 (144A)	14,147,750
12,948,926(b)	UWM Mortgage Trust, Series 2021-INV2, Class A3, 2.50%,
	9/25/51 (144A)	12,987,372
4,392,756(b)	UWM Mortgage Trust, Series 2021-INV4, Class B1, 3.235%,
	12/25/51 (144A)	4,412,746
8,835,430(b)	UWM Mortgage Trust, Series 2021-INV4, Class B2, 3.235%,
	12/25/51 (144A)	8,840,916
970,000(b)	Verus Securitization Trust, Series 2020-INV1, Class M1,
	5.50%, 3/25/60 (144A)	1,010,667
8,011,255(b)	Wells Fargo Mortgage Backed Securities Trust, Series
	2021-INV2, Class A2, 2.50%, 9/25/51 (144A)	8,020,219
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $752,012,309)	$ 748,923,467
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 7.3% of Net Assets
11,600,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A,
	1.156% (1 Month USD LIBOR + 105 bps), 9/15/32
	(144A)	$ 11,593,011
7,460,000	BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60	7,961,030
10,350,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	11,129,438
2,872,279(c)(d)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.000%, 7/25/37 (144A)	0
6,200,000(a)	Beast Mortgage Trust, Series 2021-1818, Class A, 1.30%
	(1 Month USD LIBOR + 105 bps), 3/15/36 (144A)	6,192,708
4,200,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3,
	3.944%, 7/15/51	4,618,755
8,000,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4,
	3.963%, 1/15/52	8,729,464

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
2,850,000(b)	Benchmark Mortgage Trust, Series 2020-IG3, Class B,
	3.289%, 9/15/48 (144A)	$ 2,908,075
3,300,000	Benchmark Mortgage Trust, Series 2021-B27, Class A5,
	2.39%, 7/15/54	3,344,823
1,500,000(a)	BSREP Commercial Mortgage Trust, Series 2021-DC,
	Class B, 1.457% (1 Month USD LIBOR +
	135 bps), 8/15/38 (144A)	1,496,239
5,678,279(a)	BX Commercial Mortgage Trust, Series 2020-BXLP,
	Class D, 1.356% (1 Month USD LIBOR + 125 bps),
	12/15/36 (144A)	5,656,900
3,200,000(b)	BX Commercial Mortgage Trust, Series 2020-VIV3,
	Class B, 3.544%, 3/9/44 (144A)	3,314,614
8,300,000(b)	BX Commercial Mortgage Trust, Series 2021-VIV5,
	Class A, 2.843%, 3/9/44 (144A)	8,508,691
6,650,000(a)	BX Commercial Mortgage Trust, Series 2021-VOLT,
	Class F, 2.506% (1 Month USD LIBOR + 240 bps),
	9/15/36 (144A)	6,587,278
18,960,000	BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41
	(144A)	19,979,284
30,345,000(a)	BX Trust, Series 2021-ARIA, Class D, 2.001% (1 Month
	USD LIBOR + 190 bps), 10/15/36 (144A)	30,211,968
3,894,661	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	4,121,068
4,194,385(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class D, 2.156% (1 Month USD LIBOR + 205 bps),
	6/15/34 (144A)	4,131,184
3,400,000(b)	Citigroup Commercial Mortgage Trust, Series 2014-GC19,
	Class B, 4.805%, 3/10/47	3,585,104
6,000,000(b)	Citigroup Commercial Mortgage Trust, Series 2014-GC25,
	Class B, 4.345%, 10/10/47	6,314,387
6,052,000(b)	Citigroup Commercial Mortgage Trust, Series 2015-GC33,
	Class B, 4.575%, 9/10/58	6,418,990
4,621,000	Citigroup Commercial Mortgage Trust, Series 2016-P5,
	Class D, 3.00%, 10/10/49 (144A)	3,993,240
4,000,000	Citigroup Commercial Mortgage Trust, Series 2017-C4,
	Class A4, 3.471%, 10/12/50	4,295,416
3,000,000(b)	Citigroup Commercial Mortgage Trust, Series 2018-B2,
	Class AS, 4.179%, 3/10/51	3,270,852
7,700,000	Citigroup Commercial Mortgage Trust, Series 2019-SMRT,
	Class A, 4.149%, 1/10/36 (144A)	8,073,089
3,931,962(a)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.206%
	(1 Month USD LIBOR + 210 bps), 11/15/37 (144A)	3,926,143
2,933,640	COMM Mortgage Trust, Series 2012-CR3, Class A3, 2.822%,
	10/15/45	2,949,308

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 37

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
6,301,980	COMM Mortgage Trust, Series 2014-UBS3, Class A3,
	3.546%, 6/10/47	$ 6,487,697
4,100,000	COMM Mortgage Trust, Series 2014-UBS4, Class A4,
	3.42%, 8/10/47	4,223,698
6,206,073	COMM Mortgage Trust, Series 2015-CR26, Class A3,
	3.359%, 10/10/48	6,423,674
4,500,000(b)	COMM Mortgage Trust, Series 2015-DC1, Class B,
	4.035%, 2/10/48	4,670,987
1,500,000(b)	COMM Mortgage Trust, Series 2018-COR3, Class B,
	4.513%, 5/10/51	1,642,101
8,375,000(a)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.256% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	8,366,844
2,000,000(b)	CSAIL Commercial Mortgage Trust, Series 2016-C6,
	Class D, 4.921%, 1/15/49 (144A)	1,759,959
1,209,190(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class M1, 2.05% (SOFR30A +
	200 bps), 1/25/51 (144A)	1,203,257
7,400,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN3, Class M2, 4.048% (SOFR30A +
	400 bps), 11/25/51 (144A)	7,399,990
2,623,000(b)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.035%,
	7/25/27 (144A)	2,850,275
2,500,000(b)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.061%,
	7/25/27 (144A)	2,599,611
3,200,000(a)	FREMF Mortgage Trust, Series 2018-KSW4, Class C, 5.094%
	(1 Month USD LIBOR + 500 bps), 10/25/28	3,119,454
5,000,000(b)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.38%,
	2/25/52 (144A)	5,485,983
2,905,555(a)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 2.394%
	(1 Month USD LIBOR + 230 bps), 6/25/26 (144A)	2,919,280
3,516,322(b)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%,
	10/25/27 (144A)	3,028,914
5,000,000(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C, 6.994%
	(1 Month USD LIBOR + 690 bps), 8/25/29	4,400,867
9,000,000(e)	FREMF Mortgage Trust, Series 2021-KG05, Class C, 0.000%,
	1/25/31 (144A)	4,457,837
110,999,571	FREMF Mortgage Trust, Series 2021-KG05, Class X2A, 0.10%,
	1/25/31 (144A)	791,161
9,000,000	FREMF Mortgage Trust, Series 2021-KG05, Class X2B, 0.10%,
	1/25/31 (144A)	56,943
4,602,750(b)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F, 3.39%,
	6/25/25	4,760,356

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
19,118,499(b)(c)	Government National Mortgage Association,
	Series 2017-21, Class IO, 0.656%, 10/16/58	$ 862,544
4,250,000(a)	GS Mortgage Securities Corporation Trust, Series
	2021-IP, Class D, 2.206% (1 Month USD LIBOR +
	210 bps), 10/15/36 (144A)	4,242,922
6,500,000	GS Mortgage Securities Trust, Series 2015-GC28,
	Class A5, 3.396%, 2/10/48	6,814,855
8,951,000	ILPT Trust, Series 2019-SURF, Class A, 4.145%, 2/11/41
	(144A)	9,931,887
4,597,183	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2016-JP2, Class A4, 2.822%, 8/15/49	4,769,338
5,925,000(b)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-BCON, Class C, 3.756%, 1/5/31 (144A)	5,995,954
6,700,000	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	6,951,523
3,450,000(b)	JPMDB Commercial Mortgage Securities Trust,
	Series 2016-C2, Class B, 3.99%, 6/15/49	3,503,826
6,650,000	JPMDB Commercial Mortgage Securities Trust,
	Series 2016-C4, Class A3, 3.141%, 12/15/49	7,002,574
2,000,000(b)	JPMDB Commercial Mortgage Securities Trust,
	Series 2016-C4, Class D, 3.071%, 12/15/49 (144A)	1,767,772
7,640,000	JPMDB Commercial Mortgage Securities Trust,
	Series 2018-C8, Class A4, 4.211%, 6/15/51	8,562,203
45,714,000(b)	JPMDB Commercial Mortgage Securities Trust,
	Series 2018-C8, Class XB, 0.10%, 6/15/51	365,575
7,150,000	Key Commercial Mortgage Securities Trust,
	Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	7,412,164
12,700,000(a)	Med Trust, Series 2021-MDLN, Class E, 3.257% (1 Month
	USD LIBOR + 315 bps), 11/15/38 (144A)	12,604,546
5,900,000(a)	Med Trust, Series 2021-MDLN, Class F, 4.107% (1 Month
	USD LIBOR + 400 bps), 11/15/38 (144A)	5,840,852
2,863,500(b)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C21, Class C, 4.135%, 3/15/48	2,623,884
6,900,000(b)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
	4.276%, 7/11/40 (144A)	7,576,675
2,015,946(a)	Multifamily Connecticut Avenue Securities Trust, Series
	2019-01, Class M7, 1.808% (1 Month USD LIBOR +
	170 bps), 10/15/49 (144A)	2,008,104
2,180,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	2,031,446
6,950,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7,
	Class D, 3.052% (1 Month USD LIBOR +
	295 bps), 11/25/36 (144A)	6,937,152

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 39

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
423,433	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class A, 2.833%, 10/25/52 (144A)	$ 426,722
17,700,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%,
	7/15/41 (144A)	16,779,685
4,650,000(b)	Soho Trust, Series 2021-SOHO, Class A, 2.697%, 8/10/38
	(144A)	4,524,942
1,774,000(b)	UBS Commercial Mortgage Trust, Series 2018-C9, Class C,
	4.88%, 3/15/51	1,907,382
3,810,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3,
	Class A4, 3.617%, 9/15/57	4,061,515
7,712,966	Wells Fargo Commercial Mortgage Trust, Series 2016-C32,
	Class A3, 3.294%, 1/15/59	8,048,422
10,000,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24,
	Class A3, 2.684%, 10/15/49	10,263,239
10,050,000(b)	Wells Fargo Commercial Mortgage Trust, Series 2018-C43,
	Class A4, 4.012%, 3/15/51	11,147,248
3,045,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C51,
	Class A4, 3.311%, 6/15/52	3,279,147
1,750,000(b)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	1,646,620
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $428,480,863)	$ 429,850,665
	CORPORATE BONDS — 30.0% of Net Assets
	Advertising — 0.4%
12,966,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 15,070,393
9,105,000	Midas OpCo Holdings LLC, 5.625%, 8/15/29 (144A)	9,321,244
	Total Advertising	$ 24,391,637
	Aerospace & Defense — 1.1%
21,700,000	Boeing Co., 3.75%, 2/1/50	$ 22,633,946
14,425,000	Boeing Co., 3.90%, 5/1/49	15,125,130
7,420,000	Howmet Aerospace, Inc., 3.00%, 1/15/29	7,427,160
19,575,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	19,582,581
	Total Aerospace & Defense	$ 64,768,817
	Airlines — 0.9%
810,000	Air Canada, 3.875%, 8/15/26 (144A)	$ 826,200
5,857,934	Air Canada 2017-1 Class AA Pass Through Trust, 3.30%,
	1/15/30 (144A)	5,952,307
11,516,460	Alaska Airlines 2020-1 Class A Pass Through Trust,
	4.80%, 8/15/27 (144A)	12,584,475
1,440,000	American Airlines 2021-1 Class B Pass Through Trust,
	3.95%, 1/11/32	1,426,773

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	Airlines — (continued)
1,685,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.50%, 4/20/26 (144A)	$ 1,752,189
1,410,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.75%, 4/20/29 (144A)	1,505,302
5,328,542	British Airways 2019-1 Class A Pass Through Trust,
	3.35%, 6/15/29 (144A)	5,297,173
4,691,787	British Airways 2019-1 Class AA Pass Through Trust,
	3.30%, 12/15/32 (144A)	4,831,578
1,584,761	British Airways 2020-1 Class A Pass Through Trust,
	4.25%, 11/15/32 (144A)	1,686,610
2,045,357	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	2,348,828
2,715,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28
	(144A)	2,966,607
4,745,204	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%,
	5/15/32	4,781,418
1,819,594	JetBlue 2020-1 Class A Pass Through Trust, 4.00%,
	11/15/32	1,963,092
2,689,510	United Airlines 2020-1 Class B Pass Through Trust,
	4.875%, 1/15/26	2,800,352
1,440,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	1,501,538
1,440,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	1,485,000
	Total Airlines	$ 53,709,442
	Apparel — 0.0%†
3,020,000	Wolverine World Wide, Inc., 4.00%, 8/15/29 (144A)	$ 2,936,255
	Total Apparel	$ 2,936,255
	Auto Manufacturers — 0.8%
5,360,000	Daimler Trucks Finance North America LLC,
	2.375%, 12/14/28 (144A)	$ 5,389,426
7,175,000	Daimler Trucks Finance North America LLC, 2.50%,
	12/14/31 (144A)	7,182,757
6,700,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	7,032,220
6,885,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	7,418,587
7,044,000	General Motors Co., 6.60%, 4/1/36	9,540,171
8,597,000	General Motors Financial Co., Inc., 4.00%, 1/15/25	9,135,883
	Total Auto Manufacturers	$ 45,699,044
	Auto Parts & Equipment — 0.1%
3,130,000	Dana, Inc., 4.25%, 9/1/30	$ 3,173,038
3,615,000	Lear Corp., 3.50%, 5/30/30	3,880,355
	Total Auto Parts & Equipment	$ 7,053,393

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 41

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Banks — 5.7%
17,800,000(b)	ABN AMRO Bank NV, 2.47% (1 Year CMT Index +
	110 bps), 12/13/29 (144A)	$ 17,816,037
2,800,000(b)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index +
	190 bps), 3/13/37 (144A)	2,800,879
16,040,000(b)	AIB Group Plc, 4.263% (3 Month USD LIBOR +
	187 bps), 4/10/25 (144A)	16,893,379
3,980,000	Banco do Brasil SA, 3.25%, 9/30/26 (144A)	3,873,973
10,258,000	Banco Santander Chile, 2.70%, 1/10/25 (144A)	10,476,085
3,955,000	Banco Santander Mexico SA Institucion de Banca Multiple
	Grupo Financiero Santand, 5.375%, 4/17/25 (144A)	4,315,933
9,000,000(b)	Banco Santander SA, 1.722% (1 Year CMT Index +
	90 bps), 9/14/27	8,841,445
3,000,000	Banco Santander SA, 2.749%, 12/3/30	2,938,821
18,600,000(b)	Banco Santander SA, 3.225% (1 Year CMT Index +
	160 bps), 11/22/32	18,639,059
12,045,000(b)	Bank of America Corp., 2.572% (SOFRRATE +
	121 bps), 10/20/32	12,117,236
20,595,000(b)	Bank of America Corp., 2.884% (3 Month USD LIBOR +
	119 bps), 10/22/30	21,285,743
7,930,000(b)	BNP Paribas SA, 2.159% (SOFRRATE + 122 bps), 9/15/29
	(144A)	7,771,170
12,500,000(b)	BPCE SA, 3.116% (SOFRRATE + 173 bps), 10/19/32 (144A)	12,554,442
3,860,000	BPCE SA, 4.875%, 4/1/26 (144A)	4,259,866
8,105,000(b)	Citigroup, Inc., 2.52% (SOFRRATE + 118 bps), 11/3/32	8,105,060
2,295,000(b)(f)	Credit Suisse Group AG, 5.25% (5 Year CMT Index +
	489 bps) (144A)	2,369,587
11,725,000(b)(f)	Credit Suisse Group AG, 7.125% (5 Year USD Swap
	Rate + 511 bps)	12,018,125
5,337,000	Danske Bank AS, 5.375%, 1/12/24 (144A)	5,745,955
7,630,000(b)	Goldman Sachs Group, Inc., 2.65% (SOFRRATE +
	126 bps), 10/21/32	7,686,825
7,891,000(b)	Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR +
	120 bps), 9/29/25	8,281,335
6,335,000(b)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR +
	130 bps), 5/1/29	7,042,513
1,305,000	HSBC Bank Plc, 7.65%, 5/1/25	1,535,947
11,160,000(b)	HSBC Holdings Plc, 2.206% (SOFRRATE + 129
	bps), 8/17/29	10,949,152
12,000,000(b)	HSBC Holdings Plc, 2.871% (SOFRRATE + 141
	bps), 11/22/32	12,113,851
900,000(b)	Intesa Sanpaolo S.p.A., 4.198% (1 Year CMT Index +
	260 bps), 6/1/32 (144A)	908,773
9,870,000(b)	JPMorgan Chase & Co., 2.545% (SOFRRATE +
	118 bps), 11/8/32	9,950,151

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	Banks — (continued)
8,675,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	$ 9,554,787
10,745,000(b)	Macquarie Group, Ltd., 2.691% (SOFRRATE +
	144 bps), 6/23/32 (144A)	10,728,715
6,745,000(b)	Macquarie Group, Ltd., 2.871% (SOFRRATE +
	153 bps), 1/14/33 (144A)	6,732,619
3,805,000(b)	Mitsubishi UFJ Financial Group, Inc., 2.494% (1 Year CMT
	Index + 97 bps), 10/13/32	3,814,231
5,480,000(b)(f)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260
	bps) (144A)	5,195,040
4,960,000(b)(f)	Societe Generale SA, 5.375% (5 Year CMT Index +
	451 bps) (144A)	5,209,984
11,891,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	12,387,538
21,025,000(b)	UniCredit S.p.A., 2.569% (1 Year CMT Index +
	230 bps), 9/22/26 (144A)	20,980,491
8,153,000(b)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE
	Swap Rate + 491 bps), 4/2/34 (144A)	9,780,213
19,370,000(b)	US Bancorp, 2.491% (5 Year CMT Index + 95 bps), 11/3/36	19,318,384
	Total Banks	$ 334,993,344
	Beverages — 0.6%
25,000,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 34,698,772
	Total Beverages	$ 34,698,772
	Biotechnology — 0.1%
4,355,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	$ 4,443,058
	Total Biotechnology	$ 4,443,058
	Building Materials — 0.3%
4,655,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 4,841,200
5,728,000	Carrier Global Corp., 2.722%, 2/15/30	5,855,357
6,255,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	6,380,851
400,000	Summit Materials LLC/Summit Materials Finance
	Corp., 5.25%, 1/15/29 (144A)	418,960
	Total Building Materials	$ 17,496,368
	Chemicals — 0.4%
2,470,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	$ 2,405,162
3,493,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	3,720,045
10,491,000	Olin Corp., 5.00%, 2/1/30	11,015,550
900,000	Olin Corp., 5.625%, 8/1/29	974,655
5,820,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	5,812,725
	Total Chemicals	$ 23,928,137

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 43

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Commercial Services — 0.7%
3,971,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 4,162,819
2,115,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	2,113,689
1,230,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	1,207,227
3,355,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	3,342,251
4,375,000	Element Fleet Management Corp., 1.60%, 4/6/24 (144A)	4,379,250
7,255,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	7,218,725
2,095,000	HealthEquity, Inc., 4.50%, 10/1/29 (144A)	2,074,050
10,655,000	Moody’s Corp., 2.75%, 8/19/41	10,428,507
5,870,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 6.25%, 1/15/28 (144A)	6,119,475
	Total Commercial Services	$ 41,045,993
	Cosmetics/Personal Care — 0.1%
3,825,000	Edgewell Personal Care Co., 5.50%, 6/1/28 (144A)	$ 4,058,593
	Total Cosmetics/Personal Care	$ 4,058,593
	Diversified Financial Services — 1.0%
7,310,000	AerCap Ireland Capital DAC/AerCap Global Aviation
	Trust, 3.30%, 1/30/32	$ 7,462,074
8,420,000	Air Lease Corp., 2.10%, 9/1/28	8,127,538
6,795,000	Air Lease Corp., 3.125%, 12/1/30	6,940,653
10,150,000	Alliance Data Systems Corp., 7.00%, 1/15/26 (144A)	10,657,500
985,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	1,032,336
7,100,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	6,842,696
1,810,000	Nationstar Mortgage Holdings, Inc., 5.125%,
	12/15/30 (144A)	1,787,375
4,380,000	OneMain Finance Corp., 3.50%, 1/15/27	4,330,725
3,000,000(b)	OWS Cre Funding I LLC, 5.006% (1 Month USD LIBOR +
	490 bps), 9/1/23 (144A)	3,016,295
9,329,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	9,154,081
	Total Diversified Financial Services	$ 59,351,273
	Electric — 1.8%
1,909,000	Adani Electricity Mumbai, Ltd., 3.949%, 2/12/30 (144A)	$ 1,883,820
5,106,043	Adani Renewable Energy RJ, Ltd./Kodangal Solar
	Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
	10/15/39 (144A)	5,147,250
8,905,000	AES Corp., 2.45%, 1/15/31	8,685,794
3,220,000	AES Corp., 3.95%, 7/15/30 (144A)	3,430,588
1,040,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	1,032,200

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	Electric — (continued)
4,170,000(b)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	$ 4,644,338
9,635,000	NRG Energy, Inc., 2.45%, 12/2/27 (144A)	9,553,759
8,075,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	7,913,500
1,255,000	Pattern Energy Operations LP/Pattern Energy
	Operations, Inc., 4.50%, 8/15/28 (144A)	1,302,063
7,485,000	Puget Energy, Inc., 2.379%, 6/15/28	7,373,554
7,830,000	Puget Energy, Inc., 4.10%, 6/15/30	8,471,969
239,307	San Diego Gas & Electric Co., 1.914%, 2/1/22	239,486
12,680,000	San Diego Gas & Electric Co., 2.95%, 8/15/51	12,644,261
9,720,000	Sempra Energy, 3.40%, 2/1/28	10,354,641
19,115,000	Vistra Operations Co. LLC, 3.70%, 1/30/27 (144A)	19,832,250
5,950,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	5,959,698
	Total Electric	$ 108,469,171
	Electronics — 0.0%†
2,055,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 2,106,375
	Total Electronics	$ 2,106,375
	Energy-Alternate Sources — 0.0%†
287,286	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 330,633
975,000	Atlantica Sustainable Infrastructure Plc, 4.125%, 6/15/28
	(144A)	982,312
	Total Energy-Alternate Sources	$ 1,312,945
	Engineering & Construction — 0.1%
4,494,000	Dycom Industries, Inc., 4.50%, 4/15/29 (144A)	$ 4,578,262
3,300,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	3,386,625
	Total Engineering & Construction	$ 7,964,887
	Entertainment — 0.3%
3,751,000	International Game Technology Plc, 6.50%,
	2/15/25 (144A)	$ 4,069,835
9,100,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%,
	4/16/29 (144A)	9,167,474
2,900,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%,
	4/6/31 (144A)	2,877,272
	Total Entertainment	$ 16,114,581
	Environmental Control — 0.0%†
2,320,000	Covanta Holding Corp., 6.00%, 1/1/27	$ 2,395,400
	Total Environmental Control	$ 2,395,400

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 45

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Food — 0.7%
2,525,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 2,726,293
1,930,000	Bimbo Bakeries USA, Inc., 4.00%, 5/17/51 (144A)	2,092,159
3,500,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
	Finance, Inc., 3.00%, 5/15/32 (144A)	3,500,000
5,890,000	Lamb Weston Holdings, Inc., 4.125%, 1/31/30 (144A)	6,044,259
5,890,000	Lamb Weston Holdings, Inc., 4.375%, 1/31/32 (144A)	6,074,180
6,740,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	6,411,425
1,960,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	2,069,642
6,615,000	Smithfield Foods, Inc., 2.625%, 9/13/31 (144A)	6,407,691
6,465,000	Smithfield Foods, Inc., 3.00%, 10/15/30 (144A)	6,445,308
728,000	Smithfield Foods, Inc., 5.20%, 4/1/29 (144A)	832,175
	Total Food	$ 42,603,132
	Forest Products & Paper — 0.0%†
2,728,000	Inversiones CMPC SA, 3.85%, 1/13/30 (144A)	$ 2,842,576
	Total Forest Products & Paper	$ 2,842,576
	Gas — 0.1%
3,060,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 3,176,728
1,673,318	Nakilat, Inc., 6.267%, 12/31/33 (144A)	2,058,850
	Total Gas	$ 5,235,578
	Hand/Machine Tools — 0.1%
3,879,000	Kennametal, Inc., 2.80%, 3/1/31	$ 3,861,132
	Total Hand/Machine Tools	$ 3,861,132
	Healthcare-Products — 0.6%
12,725,000	Boston Scientific Corp., 2.65%, 6/1/30	$ 12,985,066
6,810,000	Edwards Lifesciences Corp., 4.30%, 6/15/28	7,655,113
15,920,000	Smith & Nephew Plc, 2.032%, 10/14/30	15,389,981
	Total Healthcare-Products	$ 36,030,160
	Healthcare-Services — 0.4%
16,810,000	Fresenius Medical Care US Finance III, Inc., 2.375%,
	2/16/31 (144A)	$ 16,080,612
7,485,000	Laboratory Corp. of America Holdings, 2.70%, 6/1/31	7,607,034
2,230,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29 (144A)	2,277,410
	Total Healthcare-Services	$ 25,965,056
	Insurance — 1.6%
3,840,000	Aon Corp./Aon Global Holdings Plc, 2.60%, 12/2/31	$ 3,909,037
2,335,000	AXA SA, 8.60%, 12/15/30 (144A)	3,367,844
2,960,000(b)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR +
	345 bps), 10/15/54 (144A)	3,573,345

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	Insurance — (continued)
9,710,000(b)	Farmers Insurance Exchange, 4.747% (3 Month USD
	LIBOR + 323 bps), 11/1/57 (144A)	$ 11,212,231
18,482,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	29,140,751
3,545,000	Marsh & McLennan Cos., Inc., 2.375%, 12/15/31	3,582,896
15,460,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	17,769,177
11,070,000(b)	Nippon Life Insurance Co., 2.90% (5 Year CMT Index +
	260 bps), 9/16/51 (144A)	10,959,634
7,840,000	Primerica, Inc., 2.80%, 11/19/31	7,919,015
690,000	Teachers Insurance & Annuity Association of America,
	6.85%, 12/16/39 (144A)	1,031,805
	Total Insurance	$ 92,465,735
	Iron & Steel — 0.0%†
2,380,000	Cleveland-Cliffs, Inc., 4.875%, 3/1/31 (144A)	$ 2,472,523
	Total Iron & Steel	$ 2,472,523
	Lodging — 0.5%
2,780,000	Genting New York LLC/GENNY Capital, Inc., 3.30%,
	2/15/26 (144A)	$ 2,753,383
2,344,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29 (144A)	2,361,580
16,130,000	Marriott International, Inc., 3.50%, 10/15/32	16,912,728
3,100,000	Marriott International, Inc., 4.625%, 6/15/30	3,490,648
140,000	Marriott International, Inc., 5.75%, 5/1/25	157,652
4,300,000	Sands China, Ltd., 4.375%, 6/18/30	4,380,840
	Total Lodging	$ 30,056,831
	Machinery-Construction & Mining — 0.1%
5,615,000	Weir Group Plc, 2.20%, 5/13/26 (144A)	$ 5,539,632
	Total Machinery-Construction & Mining	$ 5,539,632
	Media — 0.3%
1,185,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.50%, 6/1/33 (144A)	$ 1,208,972
8,500,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.75%, 3/1/30 (144A)	8,840,000
5,800,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	5,488,250
2,325,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	2,240,719
	Total Media	$ 17,777,941
	Metal Fabricate/Hardware — 0.0%†
240,000	Roller Bearing Co. of America, Inc., 4.375%,
	10/15/29 (144A)	$ 244,800
	Total Metal Fabricate/Hardware	$ 244,800

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 47

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Mining — 0.4%
2,400,000	Alcoa Nederland Holding BV, 4.125%, 3/31/29 (144A)	$ 2,472,000
6,420,000	Anglo American Capital Plc, 2.25%, 3/17/28 (144A)	6,309,823
4,457,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	4,488,110
7,821,000	FMG Resources August 2006 Pty, Ltd., 4.375%,
	4/1/31 (144A)	8,212,050
2,055,000	Novelis Corp., 3.875%, 8/15/31 (144A)	2,042,156
	Total Mining	$ 23,524,139
	Miscellaneous Manufacturing — 0.0%†
1,910,000	Hillenbrand, Inc., 3.75%, 3/1/31	$ 1,914,775
	Total Miscellaneous Manufacturing	$ 1,914,775
	Multi-National — 0.3%
6,065,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 6,255,611
7,150,000	Banque Ouest Africaine de Developpement, 4.70%,
	10/22/31 (144A)	7,780,344
2,230,000	Banque Ouest Africaine de Developpement, 5.00%,
	7/27/27 (144A)	2,457,861
	Total Multi-National	$ 16,493,816
	Office & Business Equipment — 0.1%
3,840,000	CDW LLC/CDW Finance Corp., 3.276%, 12/1/28	$ 3,933,120
4,415,000	CDW LLC/CDW Finance Corp., 3.569%, 12/1/31	4,591,600
	Total Office & Business Equipment	$ 8,524,720
	Oil & Gas — 1.6%
13,089,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 17,799,715
1,775,000	EQT Corp., 3.625%, 5/15/31 (144A)	1,841,562
1,425,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	1,414,313
795,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 2/1/31
	(144A)	818,850
2,810,000	Lundin Energy Finance BV, 2.00%, 7/15/26 (144A)	2,791,893
20,680,000	Lundin Energy Finance BV, 3.10%, 7/15/31 (144A)	20,850,452
5,000,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	5,324,600
4,090,000	Petroleos Mexicanos, 6.70%, 2/16/32 (144A)	4,130,900
3,835,000	Phillips 66, 2.15%, 12/15/30	3,694,787
1,900,000	Phillips 66, 3.30%, 3/15/52	1,905,273
3,690,000	Southwestern Energy Co., 4.75%, 2/1/32	3,884,537
11,865,000	Southwestern Energy Co., 5.375%, 3/15/30	12,713,110
3,440,000	Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30 (144A)	3,525,708
8,468,000	Valero Energy Corp., 6.625%, 6/15/37	11,431,584
	Total Oil & Gas	$ 92,127,284
	Oil & Gas Services — 0.1%
2,250,000	Halliburton Co., 7.60%, 8/15/96 (144A)	$ 3,035,580
	Total Oil & Gas Services	$ 3,035,580

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	Pharmaceuticals — 1.0%
1,930,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 1,963,775
5,265,000	Bausch Health Americas, Inc., 9.25%, 4/1/26 (144A)	5,561,156
6,225,000	Cigna Corp., 4.375%, 10/15/28	7,080,321
323,361	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	347,714
2,183,828	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	2,545,336
1,535,829	CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)	1,824,001
2,480,587	CVS Pass-Through Trust, 6.036%, 12/10/28	2,828,461
3,997,787	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	5,092,521
3,600,000	Jazz Securities, DAC, 4.375%, 1/15/29 (144A)	3,727,584
3,710,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV,
	4.125%, 4/30/28 (144A)	3,770,287
9,309,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%,
	10/1/26	8,750,460
2,965,000	Teva Pharmaceutical Finance Netherlands III BV, 4.75%,
	5/9/27	2,935,350
2,965,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%,
	5/9/29	2,906,619
4,000,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%,
	3/1/28	4,260,000
5,175,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%,
	1/31/25	5,537,250
	Total Pharmaceuticals	$ 59,130,835
	Pipelines — 2.5%
3,450,000	DCP Midstream Operating LP, 5.375%, 7/15/25	$ 3,769,125
4,025,000	DCP Midstream Operating LP, 5.60%, 4/1/44	5,007,100
3,190,000	Energy Transfer LP, 4.15%, 9/15/29	3,415,639
14,441,000	Energy Transfer LP, 4.95%, 5/15/28	16,028,318
5,230,000	Energy Transfer LP, 5.35%, 5/15/45	6,023,073
4,085,000	Energy Transfer LP, 6.00%, 6/15/48	5,089,953
17,802,000(b)(f)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	18,069,030
510,000	EnLink Midstream LLC, 5.375%, 6/1/29	521,475
8,316,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	8,389,971
4,299,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	4,335,864
11,489,000	Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)	12,376,336
9,940,000	MPLX LP, 4.25%, 12/1/27	11,017,436
6,860,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	6,975,936
12,125,000	Phillips 66 Partners LP, 3.75%, 3/1/28	13,057,599
10,675,000	Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	11,996,584
1,290,000	Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29 (144A)	1,338,375
1,585,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/1/33 (144A)	1,664,567
1,970,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/31 (144A)	2,088,200

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 49

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
2,475,000	Williams Cos., Inc., 7.75%, 6/15/31	$ 3,353,194
8,020,000	Williams Cos., Inc., 7.50%, 1/15/31	10,857,568
	Total Pipelines	$ 145,375,343
	Private Equity — 0.1%
4,440,000	KKR Group Finance Co. X LLC, 3.25%, 12/15/51 (144A)	$ 4,441,891
	Total Private Equity	$ 4,441,891
	Real Estate — 0.1%
5,590,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 5,666,611
	Total Real Estate	$ 5,666,611
	REITs — 2.2%
5,995,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	$ 5,640,876
4,380,000	Corporate Office Properties LP, 2.00%, 1/15/29	4,214,840
5,715,000	Corporate Office Properties LP, 2.75%, 4/15/31	5,688,628
4,850,000	Corporate Office Properties LP, 2.90%, 12/1/33	4,743,465
1,480,000	Essex Portfolio LP, 3.625%, 5/1/27	1,594,037
3,480,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	3,498,757
6,000,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
	6/15/26 (144A)	6,060,000
5,105,000	Healthcare Realty Trust, Inc., 2.05%, 3/15/31	4,884,746
4,461,000	Healthcare Realty Trust, Inc., 2.40%, 3/15/30	4,443,702
11,631,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30	12,017,289
4,675,000	Healthcare Trust of America Holdings LP, 3.75%, 7/1/27	5,075,679
3,160,000	Highwoods Realty LP, 2.60%, 2/1/31	3,129,710
3,390,000	Highwoods Realty LP, 3.625%, 1/15/23	3,450,353
7,105,000	Highwoods Realty LP, 4.125%, 3/15/28	7,834,445
6,291,000	Iron Mountain, Inc., 4.50%, 2/15/31 (144A)	6,358,251
8,700,000	iStar, Inc., 4.25%, 8/1/25	8,895,750
3,475,000	iStar, Inc., 4.75%, 10/1/24	3,605,313
515,000	iStar, Inc., 5.50%, 2/15/26	533,025
8,575,000	Lexington Realty Trust, 2.375%, 10/1/31	8,234,789
5,320,000	Lexington Realty Trust, 2.70%, 9/15/30	5,275,098
6,975,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	7,221,816
1,360,000	Starwood Property Trust, Inc., 3.75%, 12/31/24 (144A)	1,374,117
3,725,000	Sun Communities Operating LP, 2.30%, 11/1/28	3,723,679
1,520,000	UDR, Inc., 2.95%, 9/1/26	1,580,647
5,300,000	UDR, Inc., 4.40%, 1/26/29	5,975,308
7,124,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	7,435,675
	Total REITs	$ 132,489,995

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	Retail — 0.6%
9,870,000	7-Eleven, Inc., 1.80%, 2/10/31 (144A)	$ 9,351,007
2,560,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	2,608,000
1,825,000	AutoNation, Inc., 1.95%, 8/1/28	1,786,066
1,825,000	AutoNation, Inc., 2.40%, 8/1/31	1,762,291
4,115,000	AutoNation, Inc., 4.75%, 6/1/30	4,704,977
2,420,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	2,418,717
12,060,000	Dollar Tree, Inc., 2.65%, 12/1/31	12,100,432
	Total Retail	$ 34,731,490
	Semiconductors — 0.6%
1,068,000	Broadcom, Inc., 3.137%, 11/15/35 (144A)	$ 1,075,996
15,388,000	Broadcom, Inc., 3.187%, 11/15/36 (144A)	15,386,436
3,680,000	Broadcom, Inc., 4.11%, 9/15/28	4,037,553
3,225,000	Broadcom, Inc., 4.30%, 11/15/32	3,628,494
9,347,000	Skyworks Solutions, Inc., 3.00%, 6/1/31	9,431,573
	Total Semiconductors	$ 33,560,052
	Software — 0.5%
15,525,000	Autodesk, Inc., 2.40%, 12/15/31	$ 15,498,486
13,527,000	Broadridge Financial Solutions, Inc., 2.60%, 5/1/31	13,592,635
	Total Software	$ 29,091,121
	Telecommunications — 0.7%
1,945,000	Altice France SA, 5.125%, 7/15/29 (144A)	$ 1,897,250
8,264,000	Altice France SA, 5.50%, 1/15/28 (144A)	8,191,855
2,913,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	2,971,260
1,260,000	Lumen Technologies, Inc., 4.00%, 2/15/27 (144A)	1,278,333
10,275,000	Motorola Solutions, Inc., 2.30%, 11/15/30	9,937,432
6,224,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	5,936,140
4,600,000	T-Mobile USA, Inc., 2.55%, 2/15/31	4,581,979
5,720,000	T-Mobile USA, Inc., 2.70%, 3/15/32 (144A)	5,763,023
	Total Telecommunications	$ 40,557,272
	Trucking & Leasing — 0.3%
7,615,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 1.70%,
	6/15/26 (144A)	$ 7,531,568
4,183,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%,
	11/1/29 (144A)	4,439,116
4,615,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	4.20%, 4/1/27 (144A)	5,087,475
	Total Trucking & Leasing	$ 17,058,159

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 51

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Water — 0.1%
3,340,000	Essential Utilities, Inc., 3.566%, 5/1/29	$ 3,618,489
	Total Water	$ 3,618,489
TOTAL CORPORATE BONDS
	(Cost $1,717,374,358)	$ 1,773,374,153

Shares
CONVERTIBLE PREFERRED STOCK — 1.3% of
Net Assets
Banks — 1.3%
52,347(f)	Wells Fargo & Co., 7.500%	$ 78,024,774
	Total Banks	$ 78,024,774
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $73,444,276)	$ 78,024,774

Principal
Amount
USD ($)
MUNICIPAL BONDS — 0.0%† of Net Assets(g)
Virginia — 0.0%†
2,335,000	Virginia Commonwealth Transportation Board,
	Transportation Capital Projects, 4.00%, 5/15/32	$ 2,509,027
	Total Virginia	$ 2,509,027
TOTAL MUNICIPAL BONDS
	(Cost $2,453,151)	$ 2,509,027

Shares
WARRANTS — 0.0%† of Net Assets
Real Estate Management & Development — 0.0%†
16(h)(i)+	Fujian Thai Hot Investment Co., Ltd.,10/13/27	$ 17,915
	Total Real Estate Management & Development	$ 17,915
TOTAL WARRANTS
	(Cost $—)	$ 17,915

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
INSURANCE-LINKED SECURITIES — 2.0% of
Net Assets#
Event Linked Bonds — 0.5%
Earthquakes – California — 0.0%†
1,000,000(a)	Phoenician Re, 2.657%, (3 Month U.S. Treasury Bill +
	250 bps), 12/14/24 (144A)	$ 999,000
Earthquakes – Mexico — 0.0%†
250,000(a)	International Bank for Reconstruction & Development,
	3.621%, (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 252,975
Flood – U.S. — 0.0%
250,000(a)	FloodSmart Re, 11.987%, (1 Month U.S. Treasury Bill +
	1183 bps), 3/7/22 (144A)	$ 253,125
750,000(a)	FloodSmart Re, 15.237%, (3 Month U.S. Treasury Bill +
	1508 bps), 2/27/23 (144A)	749,250
1,250,000(a)	FloodSmart Re, 13.157%, (3 Month U.S. Treasury Bill +
	1300 bps), 3/1/24 (144A)	1,253,125
$ 2,255,500
Health – U.S. — 0.1%
2,500,000(a)	Vitality Re X, 1.907%, (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 2,449,500
Multiperil – Texas — 0.0%†
1,250,000(a)	Alamo Re, 5.197%, (1 Month U.S. Treasury Bill +
	504 bps), 6/8/22 (144A)	$ 1,263,250
Multiperil – U.S. — 0.1%
2,000,000(a)	Bowline Re 2018-1, 4.917%, (3 Month U.S. Treasury Bill +
	476 bps), 5/23/22 (144A)	$ 2,017,000
100,000(a)	Caelus Re V, 0.257%, (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	70,000
500,000(a)	Four Lakes Re, 4.907%, (3 Month U.S. Treasury Bill +
	475 bps), 1/7/25 (144A)	499,950
500,000(a)	Herbie Re, 9.157%, (3 Month U.S. Treasury Bill +
	900 bps), 1/8/25 (144A)	524,450
1,000,000(a)	Sanders Re II, 3.407%, (3 Month U.S. Treasury Bill +
	325 bps), 4/7/25 (144A)	997,900
$ 4,109,300
Multiperil – U.S. & Canada — 0.0%
250,000(a)	Matterhorn Re, 5.959%, (SOFRRATE + 592 bps),
	12/8/25 (144A)	$ 249,875
Multiperil – U.S. Regional — 0.1%
6,000,000(a)	Long Point Re III, 2.907%, (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	$ 5,997,600
1,250,000(a)	Matterhorn Re, 5.157%, (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	1,200,000
$ 7,197,600

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 53

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Pandemic – U.S. — 0.0%†
1,000,000(a)	Vitality Re XI, 1.957%, (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 979,500
Windstorm – Florida — 0.0%†
1,250,000(a)	Integrity Re, 4.38%, (3 Month USD LIBOR +
	438 bps), 6/10/22 (144A)	$ 1,260,625
Windstorm — North Carolina — 0.1%
3,550,000(a)	Cape Lookout Re, 6.387%, (1 Month U.S. Treasury Bill +
	623 bps), 5/9/22 (144A)	$ 3,609,640
Windstorm – U.S. Regional — 0.1%
3,750,000(a)	Cape Lookout Re, 4.307%, (1 Month U.S. Treasury Bill +
	415 bps), 2/25/22 (144A)	$ 3,766,875
	Total Event Linked Bonds	$ 28,393,640

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.2%
	Earthquakes – California — 0.0%
1,006,000(j)+	Adare Re 2022, 12/31/27	$ 1,006,000
	Multiperil – Massachusetts — 0.0%†
2,000,000(h)(j)+	Denning Re 2021, 7/31/25	$ 2,001,621
	Multiperil – U.S. — 0.1%
8,000,000(h)(j)+	Ballybunion Re 2020, 2/28/23	$ 2,476,000
2,000,000(h)(j)+	Ballybunion Re 2021, 7/31/25	2,074,392
2,250,000(h)(j)+	Ballybunion Re 2021-3, 7/31/25	2,250,000
750,000(h)(j)+	Dingle Re 2020, 12/31/22	72,205
		$ 6,872,597
	Multiperil – Worldwide — 0.1%
167,000(j)+	Limestone Re, 3/1/23 (144A)	$ 21,626
20,000(j)+	Limestone Re, 9/9/22 (144A)	—
1,420,000(h)(j)+	Limestone Re 2020-1, 3/1/24 (144A)	100,678
480,000(h)(j)+	Limestone Re 2020-1, 3/1/24 (144A)	34,032
250,000(h)(j)+	Merion Re 2021-1, 12/31/24	250,125
400,000(h)(j)+	Old Head Re 2021, 12/31/24	402,000
1,000,000(h)(j)+	Pine Valley Re 2021, 12/31/24	992,470
567,400(h)(j)+	Seminole Re 2018, 1/31/23	14,019
553,333(h)(j)+	Walton Health Re 2018, 6/15/22	44,048
350,000(h)(j)+	Walton Health Re 2019, 6/30/22	292,110
		$ 2,151,108

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Semiannual Report | 12/31/21

Face
Amount
USD ($)		Value
	Windstorm – Florida — 0.0%†
1,500,000(h)(j)+	Formby Re 2018, 2/28/23	$ 184,200
	Windstorm – U.S. — 0.0%†
500,000(j)+	Shadow Creek Re 2021, 7/31/25	$ 499,659
	Windstorm – U.S. Regional — 0.0%
1,000,000(h)(j)+	Oakmont Re 2017, 4/30/23	$ 29,400
2,500,000(h)(j)+	Oakmont Re 2020, 4/30/24	2,018,848
		$ 2,048,248
	Total Collateralized Reinsurance	$ 14,763,433
	Reinsurance Sidecars — 1.3%
	Multiperil – U.S. — 0.0%
2,000,000(h)(j)+	Carnoustie Re 2020, 12/31/23	$ 271,200
1,853,719(h)(j)+	Carnoustie Re 2021, 12/31/24	1,879,477
2,000,000(h)(k)+	Harambee Re 2018, 12/31/22	3,600
5,000,000(k)+	Harambee Re 2019, 12/31/22	5,500
4,000,000(h)(k)+	Harambee Re 2020, 12/31/23	156,400
		$ 2,316,177
	Multiperil – Worldwide — 1.3%
2,200(j)+	Alturas Re 2019-1, 3/10/23 (144A)	$ 14,845
34,018(k)+	Alturas Re 2019-2, 3/10/23	47,897
24,550(k)+	Alturas Re 2019-3, 9/12/23	11,953
285,668(j)+	Alturas Re 2020-1A, 3/10/23 (144A)	25,624
363,577(j)+	Alturas Re 2020-1B, 3/10/23 (144A)	32,613
540,698(k)+	Alturas Re 2020-2, 3/10/23	451,915
225,450(h)(k)+	Alturas Re 2020-3, 9/30/24	1,646
3,959,302(h)(k)+	Alturas Re 2021-2, 12/31/24	3,757,378
213,682(h)(k)+	Alturas Re 2021-3, 7/31/25	206,182
2,000,000(h)(j)+	Bantry Re 2016, 3/31/23	161,200
1,500,000(h)(j)+	Bantry Re 2017, 3/31/23	87,662
2,000,000(h)(j)+	Bantry Re 2018, 12/31/22	22,800
5,000,000(h)(j)+	Bantry Re 2019, 12/31/22	169,818
4,776,758(h)(j)+	Bantry Re 2020, 12/31/23	698,362
5,000,000(h)(j)+	Bantry Re 2021, 12/31/24	4,928,500
10,192,268(h)(j)+	Berwick Re 2018-1, 12/31/22	787,862
7,281,734(h)(j)+	Berwick Re 2019-1, 12/31/22	870,167
3,000,000(j)+	Berwick Re 2020-1, 12/31/23	300
4,500,000(j)+	Berwick Re 2022, 12/31/27	4,500,000
125,000(j)+	Eden Re II, 3/22/23 (144A)	37,388
59,061(j)+	Eden Re II, 3/22/23 (144A)	227,019
640,000(h)(j)+	Eden Re II, 3/22/24 (144A)	340,480

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 55

Schedule of Investments | 12/31/21

(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
185,850(j)+	Eden Re II, 3/22/23 (144A)	$ 58,766
210,000(h)(j)+	Eden Re II, 3/22/24 (144A)	106,470
6,000(j)+	Eden Re II, 3/22/23 (144A)	22,568
7,500,000(j)+	Eden Re II, 3/21/25 (144A)	7,042,500
1,000,000(h)(j)+	Gleneagles Re 2018, 12/31/22	118,300
886,832(h)(j)+	Gleneagles Re 2019, 12/31/22	19,818
1,250,000(h)(j)+	Gleneagles Re 2020, 12/31/23	124,929
1,250,000(h)(j)+	Gleneagles Re 2021, 12/31/24	1,227,125
2,118,314(h)(j)+	Gullane Re 2018, 12/31/22	294,234
6,000,000(h)(j)+	Gullane Re 2021, 12/31/24	5,292,000
1,697(j)+	Limestone Re 2018, 3/1/23	—
500,000(k)+	Lion Rock Re 2019, 1/31/23	—
500,000(k)+	Lion Rock Re 2020, 1/31/23	—
500,000(h)(k)+	Lion Rock Re 2021, 12/31/24	390,450
5,000,000(h)(k)+	Lorenz Re 2018, 7/1/22	—
2,993,180(h)(k)+	Lorenz Re 2019, 6/30/22	98,176
2,480,490(h)(k)+	Lorenz Re 2020, 6/30/23	114,351
2,019,510(h)(k)+	Lorenz Re 2020, 6/30/23	93,099
7,000,000(h)(j)+	Merion Re 2018-2, 12/31/22	1,158,500
9,000,000(h)(j)+	Merion Re 2021-2, 12/31/24	8,505,000
3,000,000(h)(j)+	Pangaea Re 2016-2, 11/30/22	5,350
3,800,000(h)(j)+	Pangaea Re 2018-1, 12/31/22	80,007
6,500,000(h)(j)+	Pangaea Re 2018-3, 7/1/22	134,832
4,017,011(h)(j)+	Pangaea Re 2019-1, 2/1/23	83,704
4,779,537(h)(j)+	Pangaea Re 2019-3, 7/1/23	171,924
3,974,837(j)+	Pangaea Re 2020-1, 2/1/24	84,354
5,000,000(j)+	Pangaea Re 2020-3, 7/1/24	226,920
5,000,000(h)(j)+	Pangaea Re 2021-1, 12/31/24	4,871,500
1,250,000(h)(j)+	Phoenix One Re, 1/4/27	1,336,000
1,260,000(h)(j)+	Sector Re V, 12/1/23 (144A)	185,472
99,999(j)+	Sector Re V, 12/1/24 (144A)	294,227
240,014(j)+	Sector Re V, 12/1/23 (144A)	41,907
600,000(j)+	Sector Re V, 3/1/24 (144A)	463,620
1,914(j)+	Sector Re V, 3/1/24 (144A)	37,362
200,000(j)+	Sector Re V, 12/1/24 (144A)	588,460
533(j)+	Sector Re V, 3/1/25 (144A)	28,896
959(j)+	Sector Re V, 3/1/25 (144A)	51,992
3,490(j)+	Sector Re V, 3/1/25 (144A)	50,516
1,500,000(h)(j)+	Sector Re V, 12/1/25 (144A)	1,650,300
2,699,987(h)(j)+	Sector Re V, 12/1/25 (144A)	2,970,526

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Semiannual Report | 12/31/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
500,000(h)(j)+	Sector Re V, 12/1/26 (144A)	$ 500,000
3,609,700(j)+	Sussex Re 2020-1, 12/31/22	115,510
1,250,000(h)(j)+	Sussex Re 2021-1, 12/31/24	1,252,500
500,000(h)(k)+	Thopas Re 2018, 12/31/22	6,800
3,000,000(h)(k)+	Thopas Re 2019, 12/31/22	—
6,000,000(k)+	Thopas Re 2020, 12/31/23	48,000
7,000,000(h)(k)+	Thopas Re 2021, 12/31/24	7,263,200
4,228,426(h)(k)+	Torricelli Re 2021, 7/31/25	3,923,134
2,000,000(h)(j)+	Versutus Re 2018, 12/31/22	—
1,765,095(h)(j)+	Versutus Re 2019-A, 12/31/22	—
1,734,905(h)(j)+	Versutus Re 2019-B, 12/31/22	—
1,000,000(h)(k)+	Viribus Re 2018, 12/31/22	—
3,650,000(h)(k)+	Viribus Re 2019, 12/31/22	152,570
4,139,570(h)(k)+	Viribus Re 2020, 12/31/23	33,531
3,717,666(h)(k)+	Viribus Re 2021, 12/31/24	3,602,047
1,623,326(h)(j)+	Woburn Re 2018, 12/31/22	107,803
4,979,452(h)(j)+	Woburn Re 2019, 12/31/22	1,266,625
		$ 73,677,486
	Total Reinsurance Sidecars	$ 75,993,663
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $122,881,351)	$ 119,150,736

Principal
Amount
USD ($)
	FOREIGN GOVERNMENT BONDS — 0.4% of
	Net Assets
	Chile — 0.2%
9,555,000	Chile Government International Bond, 3.100%, 5/7/41	$ 9,349,568
	Total Chile	$ 9,349,568
	Mexico — 0.2%
13,425,000	Mexico Government International Bond, 4.600%, 2/10/48	$ 14,297,759
	Total Mexico	$ 14,297,759
	TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $21,906,704)	$ 23,647,327

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 57

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 56.0% of Net Assets
8,000,000	Fannie Mae, 1.500%, 1/1/37 (TBA)	$ 8,025,000
5,000,000	Fannie Mae, 2.000%, 1/1/37 (TBA)	5,121,875
598,625	Fannie Mae, 2.500%, 7/1/30	622,160
552,378	Fannie Mae, 2.500%, 7/1/30	575,260
941,815	Fannie Mae, 2.500%, 7/1/30	980,852
112,203	Fannie Mae, 2.500%, 12/1/42	115,372
117,660	Fannie Mae, 2.500%, 12/1/42	121,312
116,811	Fannie Mae, 2.500%, 1/1/43	120,422
1,361,656	Fannie Mae, 2.500%, 2/1/43	1,403,912
48,059	Fannie Mae, 2.500%, 2/1/43	49,150
46,962	Fannie Mae, 2.500%, 2/1/43	47,982
165,561	Fannie Mae, 2.500%, 3/1/43	170,685
83,408	Fannie Mae, 2.500%, 4/1/43	85,224
143,633	Fannie Mae, 2.500%, 8/1/43	148,070
73,234	Fannie Mae, 2.500%, 12/1/43	75,097
112,361	Fannie Mae, 2.500%, 3/1/44	114,801
745,914	Fannie Mae, 2.500%, 4/1/45	766,143
730,629	Fannie Mae, 2.500%, 4/1/45	750,482
243,216	Fannie Mae, 2.500%, 4/1/45	248,656
154,401	Fannie Mae, 2.500%, 4/1/45	158,572
209,137	Fannie Mae, 2.500%, 4/1/45	214,681
280,581	Fannie Mae, 2.500%, 4/1/45	288,187
73,398	Fannie Mae, 2.500%, 4/1/45	75,226
103,903	Fannie Mae, 2.500%, 4/1/45	106,159
30,002	Fannie Mae, 2.500%, 5/1/45	30,818
57,870	Fannie Mae, 2.500%, 7/1/45	59,446
100,279	Fannie Mae, 2.500%, 8/1/45	102,927
40,929	Fannie Mae, 2.500%, 1/1/46	41,823
20,622,915	Fannie Mae, 2.500%, 10/1/51	21,096,867
395,000,000	Fannie Mae, 2.500%, 1/1/52 (TBA)	403,193,165
1,651,338	Fannie Mae, 3.000%, 10/1/30	1,739,845
594,951	Fannie Mae, 3.000%, 4/1/31	625,809
222,458	Fannie Mae, 3.000%, 6/1/40	232,784
9,622,356	Fannie Mae, 3.000%, 8/1/42	10,182,233
2,284,142	Fannie Mae, 3.000%, 9/1/42	2,413,868
3,177,380	Fannie Mae, 3.000%, 5/1/43	3,353,730
294,958	Fannie Mae, 3.000%, 7/1/43	311,313
640,558	Fannie Mae, 3.000%, 8/1/43	674,040
1,973,293	Fannie Mae, 3.000%, 9/1/43	2,078,194

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
365,435	Fannie Mae, 3.000%, 3/1/45	$ 386,153
3,791,443	Fannie Mae, 3.000%, 6/1/45	4,026,639
1,341,898	Fannie Mae, 3.000%, 3/1/47	1,405,533
128,000,000	Fannie Mae, 3.000%, 1/1/52 (TBA)	132,665,000
6,000,000	Fannie Mae, 3.000%, 2/1/52 (TBA)	6,210,058
1,444,326	Fannie Mae, 3.500%, 6/1/28	1,529,216
383,316	Fannie Mae, 3.500%, 11/1/40	413,861
301,501	Fannie Mae, 3.500%, 10/1/41	326,784
2,070,820	Fannie Mae, 3.500%, 11/1/41	2,223,046
229,969	Fannie Mae, 3.500%, 6/1/42	248,365
1,140,747	Fannie Mae, 3.500%, 7/1/42	1,231,794
1,107,359	Fannie Mae, 3.500%, 8/1/42	1,188,144
171,411	Fannie Mae, 3.500%, 10/1/42	179,548
127,995	Fannie Mae, 3.500%, 11/1/42	138,284
287,727	Fannie Mae, 3.500%, 12/1/42	310,871
221,475	Fannie Mae, 3.500%, 12/1/42	239,263
667,973	Fannie Mae, 3.500%, 4/1/45	716,174
2,246,524	Fannie Mae, 3.500%, 6/1/45	2,401,468
4,394,452	Fannie Mae, 3.500%, 8/1/45	4,792,228
4,105,846	Fannie Mae, 3.500%, 9/1/45	4,440,475
1,884,773	Fannie Mae, 3.500%, 9/1/45	2,012,579
560,693	Fannie Mae, 3.500%, 10/1/45	600,256
6,456,324	Fannie Mae, 3.500%, 11/1/45	7,040,748
1,561,598	Fannie Mae, 3.500%, 5/1/46	1,681,683
171,279	Fannie Mae, 3.500%, 10/1/46	182,142
4,492,791	Fannie Mae, 3.500%, 1/1/47	4,806,375
3,576,773	Fannie Mae, 3.500%, 1/1/47	3,849,198
1,779,752	Fannie Mae, 3.500%, 1/1/47	1,894,507
38,844	Fannie Mae, 3.500%, 2/1/47	41,658
157,350	Fannie Mae, 3.500%, 7/1/47	168,214
102,040	Fannie Mae, 3.500%, 10/1/47	109,077
316,226	Fannie Mae, 3.500%, 12/1/47	344,422
3,255,109	Fannie Mae, 3.500%, 12/1/47	3,460,017
29,409	Fannie Mae, 3.500%, 2/1/49	30,823
33,861	Fannie Mae, 3.500%, 4/1/49	34,536
986,683	Fannie Mae, 3.500%, 5/1/49	1,067,587
1,480,053	Fannie Mae, 3.500%, 5/1/49	1,612,139
34,224	Fannie Mae, 3.500%, 7/1/49	36,866
94,000,000	Fannie Mae, 3.500%, 1/1/52 (TBA)	98,986,407
40,000,000	Fannie Mae, 3.500%, 2/1/52 (TBA)	42,074,922

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 59

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
3,832	Fannie Mae, 4.000%, 10/1/25	$ 4,024
99,131	Fannie Mae, 4.000%, 11/1/34	107,845
902,993	Fannie Mae, 4.000%, 4/1/39	973,185
3,386,416	Fannie Mae, 4.000%, 10/1/40	3,763,493
596,609	Fannie Mae, 4.000%, 12/1/40	663,037
518,340	Fannie Mae, 4.000%, 4/1/41	569,050
398,715	Fannie Mae, 4.000%, 5/1/41	437,665
449,584	Fannie Mae, 4.000%, 10/1/41	493,661
308,896	Fannie Mae, 4.000%, 12/1/41	334,888
1,004,963	Fannie Mae, 4.000%, 1/1/42	1,103,501
133,171	Fannie Mae, 4.000%, 1/1/42	146,214
753,758	Fannie Mae, 4.000%, 2/1/42	825,130
2,412,131	Fannie Mae, 4.000%, 2/1/42	2,648,867
957,732	Fannie Mae, 4.000%, 4/1/42	1,051,727
245,259	Fannie Mae, 4.000%, 4/1/42	265,171
1,479,381	Fannie Mae, 4.000%, 5/1/42	1,624,489
94,497	Fannie Mae, 4.000%, 6/1/42	101,814
32,668	Fannie Mae, 4.000%, 6/1/42	34,862
112,325	Fannie Mae, 4.000%, 7/1/42	123,392
2,426,954	Fannie Mae, 4.000%, 8/1/42	2,671,975
587,378	Fannie Mae, 4.000%, 10/1/42	645,047
218,593	Fannie Mae, 4.000%, 10/1/42	240,114
1,399,144	Fannie Mae, 4.000%, 11/1/43	1,537,004
29,593	Fannie Mae, 4.000%, 1/1/44	32,435
66,281	Fannie Mae, 4.000%, 6/1/45	71,040
259,058	Fannie Mae, 4.000%, 7/1/45	284,437
289,957	Fannie Mae, 4.000%, 4/1/46	312,805
1,504,389	Fannie Mae, 4.000%, 7/1/46	1,623,536
2,220,428	Fannie Mae, 4.000%, 7/1/46	2,398,460
1,203,966	Fannie Mae, 4.000%, 8/1/46	1,297,154
1,389,424	Fannie Mae, 4.000%, 8/1/46	1,497,466
561,320	Fannie Mae, 4.000%, 11/1/46	603,885
1,347,115	Fannie Mae, 4.000%, 4/1/47	1,457,459
1,352,621	Fannie Mae, 4.000%, 4/1/47	1,454,214
657,677	Fannie Mae, 4.000%, 6/1/47	711,540
238,822	Fannie Mae, 4.000%, 6/1/47	258,635
749,659	Fannie Mae, 4.000%, 6/1/47	808,762
1,076,496	Fannie Mae, 4.000%, 6/1/47	1,154,591
411,817	Fannie Mae, 4.000%, 7/1/47	440,384
1,045,538	Fannie Mae, 4.000%, 7/1/47	1,131,244

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,940,339	Fannie Mae, 4.000%, 12/1/47	$ 2,074,787
270,914	Fannie Mae, 4.000%, 11/1/48	295,160
107,364	Fannie Mae, 4.000%, 6/1/49	115,411
141,000,000	Fannie Mae, 4.000%, 1/1/52 (TBA)	150,010,781
54,990	Fannie Mae, 4.500%, 10/1/35	60,035
169,351	Fannie Mae, 4.500%, 8/1/40	185,444
593,389	Fannie Mae, 4.500%, 11/1/40	653,972
197,202	Fannie Mae, 4.500%, 2/1/41	215,639
561,333	Fannie Mae, 4.500%, 4/1/41	619,039
23,853	Fannie Mae, 4.500%, 5/1/41	26,364
1,077,281	Fannie Mae, 4.500%, 5/1/41	1,191,225
1,451,550	Fannie Mae, 4.500%, 5/1/41	1,606,352
639,673	Fannie Mae, 4.500%, 7/1/41	707,053
1,794,456	Fannie Mae, 4.500%, 1/1/42	1,981,463
1,573,750	Fannie Mae, 4.500%, 1/1/42	1,737,371
1,117,161	Fannie Mae, 4.500%, 12/1/43	1,231,460
172,502	Fannie Mae, 4.500%, 1/1/47	185,212
287,946	Fannie Mae, 4.500%, 2/1/47	310,862
11,179,047	Fannie Mae, 4.500%, 5/1/49	12,026,693
108,769	Fannie Mae, 4.500%, 6/1/49	116,700
1,686,798	Fannie Mae, 4.500%, 2/1/50	1,825,798
8,243,007	Fannie Mae, 4.500%, 4/1/50	8,899,806
1,492,925	Fannie Mae, 4.500%, 4/1/50	1,626,616
255,000,000	Fannie Mae, 4.500%, 1/1/52 (TBA)	273,208,594
41	Fannie Mae, 5.000%, 2/1/22	42
516	Fannie Mae, 5.000%, 2/1/22	518
805	Fannie Mae, 5.000%, 9/1/22	829
10,092	Fannie Mae, 5.000%, 3/1/23	10,397
28,603	Fannie Mae, 5.000%, 5/1/23	29,473
29,651	Fannie Mae, 5.000%, 7/1/34	31,691
122,094	Fannie Mae, 5.000%, 10/1/34	136,296
304,610	Fannie Mae, 5.000%, 2/1/39	342,692
234,084	Fannie Mae, 5.000%, 6/1/40	265,546
167,236	Fannie Mae, 5.000%, 6/1/40	187,711
162,597	Fannie Mae, 5.000%, 7/1/40	181,748
211,932	Fannie Mae, 5.000%, 7/1/40	238,575
335,167	Fannie Mae, 5.000%, 7/1/40	378,388
308,072	Fannie Mae, 5.000%, 8/1/40	348,794
972,774	Fannie Mae, 5.000%, 2/1/41	1,089,335
3,921,166	Fannie Mae, 5.000%, 12/1/44	4,441,476

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 61

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
160,689	Fannie Mae, 5.000%, 6/1/49	$ 174,851
907,138	Fannie Mae, 5.000%, 9/1/49	1,023,637
4,011,796	Fannie Mae, 5.000%, 9/1/49	4,573,757
239,947	Fannie Mae, 5.000%, 10/1/49	261,476
6,290	Fannie Mae, 5.500%, 6/1/33	7,016
36,297	Fannie Mae, 5.500%, 7/1/33	41,004
225,854	Fannie Mae, 5.500%, 7/1/34	256,198
8,384	Fannie Mae, 5.500%, 10/1/35	9,523
79,194	Fannie Mae, 5.500%, 3/1/36	88,663
64,766	Fannie Mae, 5.500%, 5/1/36	72,625
64,265	Fannie Mae, 5.500%, 6/1/36	73,222
27,373	Fannie Mae, 5.720%, 11/1/28	27,624
17,311	Fannie Mae, 5.720%, 6/1/29	17,380
8,593	Fannie Mae, 5.900%, 11/1/27	8,627
29,951	Fannie Mae, 5.900%, 4/1/28	30,145
333	Fannie Mae, 6.000%, 9/1/29	372
922	Fannie Mae, 6.000%, 1/1/32	1,018
5,538	Fannie Mae, 6.000%, 2/1/32	6,362
2,286	Fannie Mae, 6.000%, 3/1/32	2,628
1,361	Fannie Mae, 6.000%, 8/1/32	1,564
216	Fannie Mae, 6.000%, 9/1/32	248
17,558	Fannie Mae, 6.000%, 10/1/32	20,184
4,597	Fannie Mae, 6.000%, 2/1/33	5,059
29,223	Fannie Mae, 6.000%, 3/1/33	33,589
26,008	Fannie Mae, 6.000%, 4/1/33	28,661
46,996	Fannie Mae, 6.000%, 7/1/33	51,761
15,728	Fannie Mae, 6.000%, 11/1/33	18,063
48,788	Fannie Mae, 6.000%, 8/1/34	55,126
12,410	Fannie Mae, 6.000%, 9/1/34	13,768
12,604	Fannie Mae, 6.000%, 9/1/34	14,504
39,194	Fannie Mae, 6.000%, 9/1/34	43,151
1,345	Fannie Mae, 6.000%, 9/1/34	1,486
4,765	Fannie Mae, 6.000%, 10/1/34	5,503
4,646	Fannie Mae, 6.000%, 11/1/34	5,360
34,320	Fannie Mae, 6.000%, 11/1/34	37,805
1,539	Fannie Mae, 6.000%, 2/1/35	1,776
3,100	Fannie Mae, 6.000%, 2/1/35	3,584
69,979	Fannie Mae, 6.000%, 4/1/35	79,348
9,095	Fannie Mae, 6.000%, 5/1/35	10,013
73,218	Fannie Mae, 6.000%, 10/1/35	80,491

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
74,823	Fannie Mae, 6.000%, 12/1/35	$ 82,638
9,137	Fannie Mae, 6.000%, 12/1/37	10,581
78,663	Fannie Mae, 6.000%, 6/1/38	89,758
20,789	Fannie Mae, 6.000%, 7/1/38	23,091
4,746	Fannie Mae, 6.500%, 7/1/29	5,236
345	Fannie Mae, 6.500%, 1/1/31	381
316	Fannie Mae, 6.500%, 4/1/31	349
1,671	Fannie Mae, 6.500%, 5/1/31	1,843
2,353	Fannie Mae, 6.500%, 9/1/31	2,596
2,269	Fannie Mae, 6.500%, 9/1/31	2,503
1,446	Fannie Mae, 6.500%, 10/1/31	1,595
60,025	Fannie Mae, 6.500%, 12/1/31	66,223
3,633	Fannie Mae, 6.500%, 2/1/32	4,009
14,603	Fannie Mae, 6.500%, 3/1/32	16,111
39,587	Fannie Mae, 6.500%, 7/1/32	43,675
11,383	Fannie Mae, 6.500%, 7/1/34	12,559
46,461	Fannie Mae, 6.500%, 11/1/37	55,125
13,822	Fannie Mae, 6.500%, 11/1/47	14,706
120	Fannie Mae, 7.000%, 12/1/30	120
3,398	Fannie Mae, 7.000%, 12/1/30	3,692
3,092	Fannie Mae, 7.000%, 4/1/31	3,496
3,785	Fannie Mae, 7.000%, 9/1/31	4,384
12,047	Fannie Mae, 7.000%, 12/1/31	12,388
8,701	Fannie Mae, 7.000%, 1/1/32	10,160
924,840	Federal Home Loan Mortgage Corp., 3.000%, 10/1/29	970,849
665,820	Federal Home Loan Mortgage Corp., 3.000%, 9/1/42	704,088
3,395,886	Federal Home Loan Mortgage Corp., 3.000%, 11/1/42	3,591,691
480,241	Federal Home Loan Mortgage Corp., 3.000%, 2/1/43	510,319
1,124,220	Federal Home Loan Mortgage Corp., 3.000%, 2/1/43	1,194,676
1,272,998	Federal Home Loan Mortgage Corp., 3.000%, 5/1/43	1,346,133
2,913,743	Federal Home Loan Mortgage Corp., 3.000%, 6/1/46	3,080,870
946,970	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	995,993
779,324	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	824,103
2,787,256	Federal Home Loan Mortgage Corp., 3.000%, 2/1/47	2,916,310
572,417	Federal Home Loan Mortgage Corp., 3.000%, 3/1/47	598,482
446,935	Federal Home Loan Mortgage Corp., 3.500%, 4/1/42	479,999
1,274,739	Federal Home Loan Mortgage Corp., 3.500%, 8/1/43	1,377,355
219,000	Federal Home Loan Mortgage Corp., 3.500%, 9/1/44	235,962
3,124,727	Federal Home Loan Mortgage Corp., 3.500%, 6/1/45	3,366,694

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 63

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
112,060	Federal Home Loan Mortgage Corp., 3.500%, 7/1/45	$ 120,811
2,723,083	Federal Home Loan Mortgage Corp., 3.500%, 10/1/45	2,934,044
2,823,954	Federal Home Loan Mortgage Corp., 3.500%, 11/1/45	3,031,526
3,157,022	Federal Home Loan Mortgage Corp., 3.500%, 7/1/46	3,422,055
4,621,476	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	4,993,140
4,088,543	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	4,404,988
3,773,752	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	4,051,056
5,538,953	Federal Home Loan Mortgage Corp., 3.500%, 12/1/46	5,963,256
642,834	Federal Home Loan Mortgage Corp., 3.500%, 1/1/47	690,107
343,128	Federal Home Loan Mortgage Corp., 3.500%, 6/1/47	368,063
4,907,063	Federal Home Loan Mortgage Corp., 4.000%, 11/1/41	5,453,114
65,549	Federal Home Loan Mortgage Corp., 4.000%, 6/1/42	71,434
28,297	Federal Home Loan Mortgage Corp., 4.000%, 7/1/42	30,798
1,538,807	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	1,690,571
17,096	Federal Home Loan Mortgage Corp., 4.000%, 11/1/42	18,606
299,714	Federal Home Loan Mortgage Corp., 4.000%, 5/1/46	323,134
53,598	Federal Home Loan Mortgage Corp., 4.000%, 5/1/46	57,026
1,430,024	Federal Home Loan Mortgage Corp., 4.000%, 6/1/46	1,548,297
1,575,040	Federal Home Loan Mortgage Corp., 4.000%, 7/1/46	1,700,809
1,404,971	Federal Home Loan Mortgage Corp., 4.000%, 8/1/46	1,518,665
52,674	Federal Home Loan Mortgage Corp., 4.000%, 10/1/46	56,033
403,787	Federal Home Loan Mortgage Corp., 4.000%, 3/1/47	432,842
2,161,301	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	2,335,055
1,081,141	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	1,166,071
742,708	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	799,705
334,490	Federal Home Loan Mortgage Corp., 4.000%, 5/1/49	355,715
979,387	Federal Home Loan Mortgage Corp., 4.500%, 11/1/40	1,083,525
576,711	Federal Home Loan Mortgage Corp., 4.500%, 3/1/42	637,206
61,114	Federal Home Loan Mortgage Corp., 4.500%, 11/1/43	67,646
4,331	Federal Home Loan Mortgage Corp., 5.000%, 11/1/34	4,885
48,689	Federal Home Loan Mortgage Corp., 5.000%, 6/1/35	53,081
124,769	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	141,415
120,308	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	136,349
1,053	Federal Home Loan Mortgage Corp., 5.000%, 5/1/39	1,195
2,567	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	2,913
79,128	Federal Home Loan Mortgage Corp., 5.500%, 9/1/33	89,515
4,190	Federal Home Loan Mortgage Corp., 5.500%, 1/1/34	4,741
38,476	Federal Home Loan Mortgage Corp., 5.500%, 11/1/34	43,815
4,027	Federal Home Loan Mortgage Corp., 5.500%, 11/1/34	4,413
49,230	Federal Home Loan Mortgage Corp., 5.500%, 8/1/35	54,349
14,015	Federal Home Loan Mortgage Corp., 5.500%, 11/1/35	15,967

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
432,320	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	$ 494,244
35,222	Federal Home Loan Mortgage Corp., 6.000%, 1/1/33	39,221
12,929	Federal Home Loan Mortgage Corp., 6.000%, 1/1/33	14,232
18,195	Federal Home Loan Mortgage Corp., 6.000%, 2/1/33	20,915
1,429	Federal Home Loan Mortgage Corp., 6.000%, 2/1/33	1,583
55,530	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	63,866
8,540	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	9,400
42,395	Federal Home Loan Mortgage Corp., 6.000%, 9/1/33	48,808
19,623	Federal Home Loan Mortgage Corp., 6.000%, 11/1/33	21,849
5,334	Federal Home Loan Mortgage Corp., 6.000%, 11/1/33	6,001
33,457	Federal Home Loan Mortgage Corp., 6.000%, 12/1/33	36,841
7,295	Federal Home Loan Mortgage Corp., 6.000%, 12/1/33	8,030
29,156	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	32,334
12,244	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	14,108
160,984	Federal Home Loan Mortgage Corp., 6.000%, 5/1/34	185,632
27,903	Federal Home Loan Mortgage Corp., 6.000%, 5/1/34	30,715
13,123	Federal Home Loan Mortgage Corp., 6.000%, 4/1/35	14,453
39,911	Federal Home Loan Mortgage Corp., 6.000%, 6/1/35	43,931
42,827	Federal Home Loan Mortgage Corp., 6.000%, 4/1/36	47,442
27,876	Federal Home Loan Mortgage Corp., 6.000%, 7/1/36	30,730
4,333	Federal Home Loan Mortgage Corp., 6.000%, 7/1/36	5,028
9,092	Federal Home Loan Mortgage Corp., 6.000%, 12/1/36	10,110
24,060	Federal Home Loan Mortgage Corp., 6.000%, 1/1/38	27,916
40,205	Federal Home Loan Mortgage Corp., 6.000%, 7/1/38	45,401
179	Federal Home Loan Mortgage Corp., 6.500%, 11/1/30	197
142	Federal Home Loan Mortgage Corp., 6.500%, 3/1/31	156
989	Federal Home Loan Mortgage Corp., 6.500%, 3/1/31	1,104
2,919	Federal Home Loan Mortgage Corp., 6.500%, 5/1/31	3,277
3,972	Federal Home Loan Mortgage Corp., 6.500%, 5/1/31	4,384
268	Federal Home Loan Mortgage Corp., 6.500%, 8/1/31	305
3,019	Federal Home Loan Mortgage Corp., 6.500%, 8/1/31	3,332
5,034	Federal Home Loan Mortgage Corp., 6.500%, 7/1/32	5,808
52	Federal Home Loan Mortgage Corp., 6.500%, 1/1/33	58
15,378	Federal Home Loan Mortgage Corp., 6.500%, 10/1/33	17,730
3,695	Federal Home Loan Mortgage Corp., 7.000%, 9/1/22	3,715
1,259	Federal Home Loan Mortgage Corp., 7.000%, 11/1/30	1,425
70,395	Federal Home Loan Mortgage Corp., 7.000%, 10/1/46	71,956
4,881,375	Freddie Mac Pool, 2.500%, 8/1/51	5,001,762
142,556	Freddie Mac Pool, 3.000%, 2/1/38	148,959
57,314	Freddie Mac Pool, 3.000%, 10/1/48	59,627

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 65

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
2,085,051	Freddie Mac Pool, 4.000%, 4/1/47	$ 2,242,918
2,274,790	Freddie Mac Pool, 4.000%, 4/1/47	2,443,593
1,864,856	Freddie Mac Pool, 4.000%, 5/1/47	2,000,294
380,658	Freddie Mac Pool, 4.000%, 6/1/47	408,752
583,900	Freddie Mac Pool, 4.000%, 7/1/47	629,945
1,564,365	Freddie Mac Pool, 4.000%, 10/1/47	1,670,807
436,534	Freddie Mac Pool, 4.500%, 11/1/48	470,494
293,430	Freddie Mac Pool, 4.500%, 6/1/49	315,015
278,592	Freddie Mac Pool, 4.500%, 7/1/49	298,579
2,126,797	Freddie Mac Pool, 4.500%, 7/1/49	2,287,493
1,466,059	Freddie Mac Pool, 4.500%, 8/1/49	1,572,960
1,447,275	Freddie Mac Pool, 5.000%, 9/1/49	1,579,269
3,445,991	Freddie Mac Pool, 5.000%, 10/1/49	3,758,574
626,129	Freddie Mac Pool, 5.000%, 10/1/49	682,896
5,438,851	Freddie Mac Pool, 5.000%, 12/1/49	5,931,103
73,000,000	Government National Mortgage Association,
	2.500%, 1/20/52 (TBA)	74,799,336
82,000,000	Government National Mortgage Association,
	3.000%, 1/20/52 (TBA)	84,873,203
55,000,000	Government National Mortgage Association,
	3.500%, 1/20/52 (TBA)	57,281,641
3,000,000	Government National Mortgage Association,
	4.500%, 1/20/52 (TBA)	3,168,867
3,212,691	Government National Mortgage Association I,
	3.500%, 11/15/41	3,437,945
2,211,151	Government National Mortgage Association I,
	3.500%, 7/15/42	2,366,267
343,122	Government National Mortgage Association I,
	3.500%, 10/15/42	364,222
584,921	Government National Mortgage Association I,
	3.500%, 1/15/44	651,572
2,308,238	Government National Mortgage Association I,
	3.500%, 1/15/45	2,452,742
850,991	Government National Mortgage Association I,
	3.500%, 8/15/46	899,685
6,610	Government National Mortgage Association I,
	4.000%, 5/15/39	7,028
1,289	Government National Mortgage Association I,
	4.000%, 6/15/39	1,406
1,751	Government National Mortgage Association I,
	4.000%, 8/15/40	1,921
138,060	Government National Mortgage Association I,
	4.000%, 8/15/40	147,195

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
2,188	Government National Mortgage Association I,
	4.000%, 9/15/40	$ 2,376
2,280	Government National Mortgage Association I,
	4.000%, 10/15/40	2,494
9,525	Government National Mortgage Association I,
	4.000%, 11/15/40	10,292
18,132	Government National Mortgage Association I,
	4.000%, 11/15/40	19,702
6,987	Government National Mortgage Association I,
	4.000%, 1/15/41	7,575
21,451	Government National Mortgage Association I,
	4.000%, 1/15/41	23,309
3,543	Government National Mortgage Association I,
	4.000%, 2/15/41	3,876
24,655	Government National Mortgage Association I,
	4.000%, 6/15/41	26,459
48,174	Government National Mortgage Association I,
	4.000%, 7/15/41	52,975
108,628	Government National Mortgage Association I,
	4.000%, 9/15/41	118,239
4,695	Government National Mortgage Association I,
	4.000%, 10/15/41	5,079
4,934	Government National Mortgage Association I,
	4.000%, 10/15/41	5,240
1,701	Government National Mortgage Association I,
	4.000%, 11/15/41	1,828
1,406	Government National Mortgage Association I,
	4.000%, 11/15/41	1,494
1,827	Government National Mortgage Association I,
	4.000%, 12/15/41	1,988
12,781	Government National Mortgage Association I,
	4.000%, 2/15/42	13,964
343,511	Government National Mortgage Association I,
	4.000%, 8/15/43	377,763
8,177	Government National Mortgage Association I,
	4.000%, 11/15/43	8,695
239,454	Government National Mortgage Association I,
	4.000%, 3/15/44	263,479
1,073,844	Government National Mortgage Association I,
	4.000%, 3/15/44	1,180,931
22,282	Government National Mortgage Association I,
	4.000%, 3/15/44	23,735
3,886	Government National Mortgage Association I,
	4.000%, 3/15/44	4,277

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 67

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
800,269	Government National Mortgage Association I,
	4.000%, 4/15/44	$ 879,024
3,057	Government National Mortgage Association I,
	4.000%, 4/15/44	3,250
7,273	Government National Mortgage Association I,
	4.000%, 4/15/44	7,942
116,006	Government National Mortgage Association I,
	4.000%, 8/15/44	126,060
709,697	Government National Mortgage Association I,
	4.000%, 9/15/44	780,477
37,516	Government National Mortgage Association I,
	4.000%, 9/15/44	39,857
26,062	Government National Mortgage Association I,
	4.000%, 9/15/44	27,688
56,214	Government National Mortgage Association I,
	4.000%, 9/15/44	59,831
31,128	Government National Mortgage Association I,
	4.000%, 10/15/44	33,147
163,685	Government National Mortgage Association I,
	4.000%, 11/15/44	178,438
570,511	Government National Mortgage Association I,
	4.000%, 12/15/44	616,877
220,228	Government National Mortgage Association I,
	4.000%, 1/15/45	242,290
389,489	Government National Mortgage Association I,
	4.000%, 1/15/45	413,827
142,891	Government National Mortgage Association I,
	4.000%, 1/15/45	151,803
402,859	Government National Mortgage Association I,
	4.000%, 2/15/45	429,134
501,702	Government National Mortgage Association I,
	4.000%, 2/15/45	538,997
1,062,464	Government National Mortgage Association I,
	4.000%, 3/15/45	1,159,533
888,987	Government National Mortgage Association I,
	4.000%, 4/15/45	967,739
891,011	Government National Mortgage Association I,
	4.000%, 5/15/45	975,982
1,512,328	Government National Mortgage Association I,
	4.000%, 6/15/45	1,653,881
205,304	Government National Mortgage Association I,
	4.000%, 7/15/45	223,583
253,853	Government National Mortgage Association I,
	4.000%, 8/15/45	276,324
41,617	Government National Mortgage Association I,
	4.500%, 6/15/25	43,344

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
23,831	Government National Mortgage Association I,
	4.500%, 7/15/33	$ 26,704
72,263	Government National Mortgage Association I,
	4.500%, 9/15/33	81,105
73,609	Government National Mortgage Association I,
	4.500%, 10/15/33	82,496
68,711	Government National Mortgage Association I,
	4.500%, 10/15/33	76,118
7,952	Government National Mortgage Association I,
	4.500%, 2/15/34	8,815
8,212	Government National Mortgage Association I,
	4.500%, 3/15/35	9,088
75,846	Government National Mortgage Association I,
	4.500%, 4/15/35	84,974
34,713	Government National Mortgage Association I,
	4.500%, 10/15/35	39,005
41,799	Government National Mortgage Association I,
	4.500%, 4/15/38	46,333
400,625	Government National Mortgage Association I,
	4.500%, 12/15/39	445,766
158,209	Government National Mortgage Association I,
	4.500%, 1/15/40	179,735
64,325	Government National Mortgage Association I,
	4.500%, 9/15/40	72,707
235,694	Government National Mortgage Association I,
	4.500%, 10/15/40	263,294
104,240	Government National Mortgage Association I,
	4.500%, 4/15/41	115,479
346,166	Government National Mortgage Association I,
	4.500%, 5/15/41	388,576
185,246	Government National Mortgage Association I,
	4.500%, 6/15/41	208,805
140,809	Government National Mortgage Association I,
	4.500%, 7/15/41	157,819
109,619	Government National Mortgage Association I,
	4.500%, 8/15/41	122,291
27,464	Government National Mortgage Association I,
	5.000%, 7/15/33	31,346
28,854	Government National Mortgage Association I,
	5.000%, 9/15/33	33,329
30,555	Government National Mortgage Association I,
	5.000%, 4/15/34	35,296
198,325	Government National Mortgage Association I,
	5.000%, 4/15/35	229,783
64,323	Government National Mortgage Association I,
	5.000%, 7/15/40	74,155

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 69

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
33,274	Government National Mortgage Association I,
	5.500%, 1/15/29	$ 36,561
4,142	Government National Mortgage Association I,
	5.500%, 6/15/33	4,596
23,513	Government National Mortgage Association I,
	5.500%, 7/15/33	26,891
21,177	Government National Mortgage Association I,
	5.500%, 7/15/33	23,637
8,121	Government National Mortgage Association I,
	5.500%, 8/15/33	9,292
36,822	Government National Mortgage Association I,
	5.500%, 8/15/33	40,743
13,316	Government National Mortgage Association I,
	5.500%, 8/15/33	15,220
22,315	Government National Mortgage Association I,
	5.500%, 9/15/33	24,542
26,773	Government National Mortgage Association I,
	5.500%, 9/15/33	29,499
24,576	Government National Mortgage Association I,
	5.500%, 10/15/33	27,123
24,868	Government National Mortgage Association I,
	5.500%, 10/15/33	28,436
115,808	Government National Mortgage Association I,
	5.500%, 7/15/34	132,377
18,445	Government National Mortgage Association I,
	5.500%, 10/15/34	20,525
151,867	Government National Mortgage Association I,
	5.500%, 11/15/34	171,698
65,659	Government National Mortgage Association I,
	5.500%, 1/15/35	74,243
11,274	Government National Mortgage Association I,
	5.500%, 2/15/35	12,543
31,904	Government National Mortgage Association I,
	5.500%, 2/15/35	35,094
26,071	Government National Mortgage Association I,
	5.500%, 6/15/35	28,664
177,321	Government National Mortgage Association I,
	5.500%, 7/15/35	205,192
17,770	Government National Mortgage Association I,
	5.500%, 10/15/35	19,998
53,653	Government National Mortgage Association I,
	5.500%, 10/15/35	60,746
14,986	Government National Mortgage Association I,
	5.500%, 2/15/37	17,343
29,997	Government National Mortgage Association I,
	6.000%, 12/15/23	31,193

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
2,219	Government National Mortgage Association I,
	6.000%, 1/15/24	$ 2,436
13,180	Government National Mortgage Association I,
	6.000%, 4/15/28	14,856
68,647	Government National Mortgage Association I,
	6.000%, 9/15/28	76,603
2,748	Government National Mortgage Association I,
	6.000%, 10/15/28	3,027
22,205	Government National Mortgage Association I,
	6.000%, 2/15/29	24,502
22,441	Government National Mortgage Association I,
	6.000%, 2/15/29	25,265
8,783	Government National Mortgage Association I,
	6.000%, 11/15/31	10,039
516	Government National Mortgage Association I,
	6.000%, 3/15/32	580
2,383	Government National Mortgage Association I,
	6.000%, 8/15/32	2,692
17,230	Government National Mortgage Association I,
	6.000%, 9/15/32	18,975
71,347	Government National Mortgage Association I,
	6.000%, 9/15/32	78,507
58,569	Government National Mortgage Association I,
	6.000%, 9/15/32	64,445
5,022	Government National Mortgage Association I,
	6.000%, 10/15/32	5,526
15,179	Government National Mortgage Association I,
	6.000%, 10/15/32	16,947
4,800	Government National Mortgage Association I,
	6.000%, 11/15/32	5,280
3,300	Government National Mortgage Association I,
	6.000%, 11/15/32	3,635
121,155	Government National Mortgage Association I,
	6.000%, 12/15/32	133,504
4,787	Government National Mortgage Association I,
	6.000%, 12/15/32	5,277
98,674	Government National Mortgage Association I,
	6.000%, 12/15/32	108,722
27,803	Government National Mortgage Association I,
	6.000%, 12/15/32	30,627
6,310	Government National Mortgage Association I,
	6.000%, 12/15/32	7,083
29,600	Government National Mortgage Association I,
	6.000%, 12/15/32	32,576
82,060	Government National Mortgage Association I,
	6.000%, 12/15/32	90,286

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 71

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
66,667	Government National Mortgage Association I,
	6.000%, 1/15/33	$ 77,399
15,360	Government National Mortgage Association I,
	6.000%, 1/15/33	16,994
44,453	Government National Mortgage Association I,
	6.000%, 2/15/33	50,345
65,673	Government National Mortgage Association I,
	6.000%, 2/15/33	73,724
42,487	Government National Mortgage Association I,
	6.000%, 2/15/33	46,813
12,775	Government National Mortgage Association I,
	6.000%, 2/15/33	14,845
48,074	Government National Mortgage Association I,
	6.000%, 3/15/33	55,825
47,748	Government National Mortgage Association I,
	6.000%, 3/15/33	55,474
21,669	Government National Mortgage Association I,
	6.000%, 3/15/33	24,325
40,122	Government National Mortgage Association I,
	6.000%, 3/15/33	44,257
11,789	Government National Mortgage Association I,
	6.000%, 3/15/33	12,969
56,860	Government National Mortgage Association I,
	6.000%, 3/15/33	65,110
215,671	Government National Mortgage Association I,
	6.000%, 3/15/33	248,691
94,018	Government National Mortgage Association I,
	6.000%, 3/15/33	109,178
8,162	Government National Mortgage Association I,
	6.000%, 4/15/33	8,975
22,203	Government National Mortgage Association I,
	6.000%, 4/15/33	24,498
48,151	Government National Mortgage Association I,
	6.000%, 5/15/33	53,282
4,036	Government National Mortgage Association I,
	6.000%, 6/15/33	4,585
23,850	Government National Mortgage Association I,
	6.000%, 9/15/33	27,581
2,121	Government National Mortgage Association I,
	6.000%, 9/15/33	2,334
647	Government National Mortgage Association I,
	6.000%, 9/15/33	710
12,117	Government National Mortgage Association I,
	6.000%, 10/15/33	13,346

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
39,125	Government National Mortgage Association I,
	6.000%, 11/15/33	$ 43,060
84,440	Government National Mortgage Association I,
	6.000%, 3/15/34	95,835
21,403	Government National Mortgage Association I,
	6.000%, 6/15/34	24,735
13,595	Government National Mortgage Association I,
	6.000%, 8/15/34	15,799
37,937	Government National Mortgage Association I,
	6.000%, 8/15/34	41,750
7,370	Government National Mortgage Association I,
	6.000%, 9/15/34	8,227
31,715	Government National Mortgage Association I,
	6.000%, 9/15/34	34,947
60,141	Government National Mortgage Association I,
	6.000%, 9/15/34	69,322
83,969	Government National Mortgage Association I,
	6.000%, 10/15/34	92,495
37,188	Government National Mortgage Association I,
	6.000%, 10/15/34	41,152
40,510	Government National Mortgage Association I,
	6.000%, 10/15/34	44,639
50,121	Government National Mortgage Association I,
	6.000%, 11/15/34	56,095
302,746	Government National Mortgage Association I,
	6.000%, 9/15/35	346,166
84,564	Government National Mortgage Association I,
	6.000%, 8/15/36	97,642
36,100	Government National Mortgage Association I,
	6.000%, 10/15/36	40,334
16,391	Government National Mortgage Association I,
	6.000%, 11/15/37	19,029
12,352	Government National Mortgage Association I,
	6.000%, 8/15/38	13,643
3,580	Government National Mortgage Association I,
	6.500%, 10/15/24	3,745
3,357	Government National Mortgage Association I,
	6.500%, 4/15/28	3,683
23,695	Government National Mortgage Association I,
	6.500%, 4/15/28	25,997
3,285	Government National Mortgage Association I,
	6.500%, 6/15/28	3,656
2,550	Government National Mortgage Association I,
	6.500%, 8/15/28	2,798

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 73

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
4,135	Government National Mortgage Association I,
	6.500%, 10/15/28	$ 4,537
1,619	Government National Mortgage Association I,
	6.500%, 10/15/28	1,776
14,590	Government National Mortgage Association I,
	6.500%, 1/15/29	16,007
3,034	Government National Mortgage Association I,
	6.500%, 2/15/29	3,329
5,272	Government National Mortgage Association I,
	6.500%, 2/15/29	5,785
521	Government National Mortgage Association I,
	6.500%, 2/15/29	572
1,129	Government National Mortgage Association I,
	6.500%, 3/15/29	1,238
1,297	Government National Mortgage Association I,
	6.500%, 3/15/29	1,423
4,827	Government National Mortgage Association I,
	6.500%, 3/15/29	5,295
16,262	Government National Mortgage Association I,
	6.500%, 3/15/29	17,842
10,840	Government National Mortgage Association I,
	6.500%, 3/15/29	11,893
21,733	Government National Mortgage Association I,
	6.500%, 5/15/29	24,521
752	Government National Mortgage Association I,
	6.500%, 5/15/29	825
710	Government National Mortgage Association I,
	6.500%, 5/15/29	779
21,153	Government National Mortgage Association I,
	6.500%, 4/15/31	23,444
5,862	Government National Mortgage Association I,
	6.500%, 5/15/31	6,724
29,583	Government National Mortgage Association I,
	6.500%, 5/15/31	32,553
6,303	Government National Mortgage Association I,
	6.500%, 5/15/31	7,228
3,906	Government National Mortgage Association I,
	6.500%, 6/15/31	4,303
10,061	Government National Mortgage Association I,
	6.500%, 7/15/31	11,038
20,741	Government National Mortgage Association I,
	6.500%, 8/15/31	22,935
8,639	Government National Mortgage Association I,
	6.500%, 9/15/31	9,478

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
3,342	Government National Mortgage Association I,
	6.500%, 10/15/31	$ 3,667
27,656	Government National Mortgage Association I,
	6.500%, 10/15/31	30,342
3,276	Government National Mortgage Association I,
	6.500%, 10/15/31	3,594
2,224	Government National Mortgage Association I,
	6.500%, 11/15/31	2,441
34,131	Government National Mortgage Association I,
	6.500%, 11/15/31	37,447
49,275	Government National Mortgage Association I,
	6.500%, 1/15/32	55,216
10,987	Government National Mortgage Association I,
	6.500%, 1/15/32	12,054
8,346	Government National Mortgage Association I,
	6.500%, 2/15/32	9,544
13,257	Government National Mortgage Association I,
	6.500%, 2/15/32	15,175
2,485	Government National Mortgage Association I,
	6.500%, 2/15/32	2,727
6,656	Government National Mortgage Association I,
	6.500%, 2/15/32	7,324
15,693	Government National Mortgage Association I,
	6.500%, 2/15/32	17,217
7,674	Government National Mortgage Association I,
	6.500%, 3/15/32	8,420
31,659	Government National Mortgage Association I,
	6.500%, 3/15/32	34,734
5,305	Government National Mortgage Association I,
	6.500%, 4/15/32	5,876
7,161	Government National Mortgage Association I,
	6.500%, 4/15/32	7,923
19,609	Government National Mortgage Association I,
	6.500%, 4/15/32	22,448
1,877	Government National Mortgage Association I,
	6.500%, 5/15/32	2,059
2,320	Government National Mortgage Association I,
	6.500%, 5/15/32	2,545
4,589	Government National Mortgage Association I,
	6.500%, 5/15/32	5,243
2,381	Government National Mortgage Association I,
	6.500%, 5/15/32	2,616
8,086	Government National Mortgage Association I,
	6.500%, 6/15/32	8,872

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 75

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
7,438	Government National Mortgage Association I,
	6.500%, 6/15/32	$ 8,250
7,799	Government National Mortgage Association I,
	6.500%, 7/15/32	8,613
62,578	Government National Mortgage Association I,
	6.500%, 7/15/32	72,515
6,981	Government National Mortgage Association I,
	6.500%, 7/15/32	7,725
16,342	Government National Mortgage Association I,
	6.500%, 8/15/32	18,619
26,478	Government National Mortgage Association I,
	6.500%, 8/15/32	29,311
3,023	Government National Mortgage Association I,
	6.500%, 8/15/32	3,371
24,776	Government National Mortgage Association I,
	6.500%, 9/15/32	27,505
10,828	Government National Mortgage Association I,
	6.500%, 9/15/32	12,275
29,120	Government National Mortgage Association I,
	6.500%, 9/15/32	31,949
15,391	Government National Mortgage Association I,
	6.500%, 10/15/32	16,886
22,811	Government National Mortgage Association I,
	6.500%, 11/15/32	26,365
133,542	Government National Mortgage Association I,
	6.500%, 12/15/32	153,661
146,479	Government National Mortgage Association I,
	6.500%, 1/15/33	169,863
1,411	Government National Mortgage Association I,
	6.500%, 1/15/33	1,603
15,952	Government National Mortgage Association I,
	6.500%, 5/15/33	17,501
985	Government National Mortgage Association I,
	6.500%, 10/15/33	1,082
91,672	Government National Mortgage Association I,
	6.500%, 6/15/34	102,233
31,972	Government National Mortgage Association I,
	6.500%, 4/15/35	35,078
5,349	Government National Mortgage Association I,
	6.500%, 6/15/35	5,869
15,096	Government National Mortgage Association I,
	6.500%, 7/15/35	16,563
54,377	Government National Mortgage Association I,
	6.500%, 7/15/35	59,660

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
3,444	Government National Mortgage Association I,
	7.000%, 8/15/23	$ 3,545
11,819	Government National Mortgage Association I,
	7.000%, 9/15/24	12,363
3,538	Government National Mortgage Association I,
	7.000%, 7/15/25	3,677
2,272	Government National Mortgage Association I,
	7.000%, 11/15/26	2,461
5,146	Government National Mortgage Association I,
	7.000%, 6/15/27	5,608
6,856	Government National Mortgage Association I,
	7.000%, 1/15/28	7,438
5,402	Government National Mortgage Association I,
	7.000%, 2/15/28	5,584
3,286	Government National Mortgage Association I,
	7.000%, 4/15/28	3,298
6,896	Government National Mortgage Association I,
	7.000%, 7/15/28	7,505
441	Government National Mortgage Association I,
	7.000%, 8/15/28	485
6,294	Government National Mortgage Association I,
	7.000%, 11/15/28	7,129
17,710	Government National Mortgage Association I,
	7.000%, 11/15/28	19,908
15,760	Government National Mortgage Association I,
	7.000%, 4/15/29	16,194
14,806	Government National Mortgage Association I,
	7.000%, 4/15/29	15,880
16,473	Government National Mortgage Association I,
	7.000%, 5/15/29	16,725
4,079	Government National Mortgage Association I,
	7.000%, 7/15/29	4,410
30,499	Government National Mortgage Association I,
	7.000%, 11/15/29	33,311
13,982	Government National Mortgage Association I,
	7.000%, 12/15/30	15,943
407	Government National Mortgage Association I,
	7.000%, 12/15/30	408
1,400	Government National Mortgage Association I,
	7.000%, 12/15/30	1,419
29,161	Government National Mortgage Association I,
	7.000%, 12/15/30	29,536

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 77

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
33,056	Government National Mortgage Association I,
	7.000%, 1/15/31	$ 33,408
3,354	Government National Mortgage Association I,
	7.000%, 3/15/31	3,420
11,202	Government National Mortgage Association I,
	7.000%, 6/15/31	13,022
1,353	Government National Mortgage Association I,
	7.000%, 7/15/31	1,560
70,832	Government National Mortgage Association I,
	7.000%, 8/15/31	82,290
7,880	Government National Mortgage Association I,
	7.000%, 9/15/31	8,126
12,218	Government National Mortgage Association I,
	7.000%, 9/15/31	13,370
6,366	Government National Mortgage Association I,
	7.000%, 11/15/31	6,629
33,894	Government National Mortgage Association I,
	7.000%, 3/15/32	37,585
27,513	Government National Mortgage Association I,
	7.000%, 4/15/32	30,520
42,414	Government National Mortgage Association I,
	7.000%, 5/15/32	50,117
347	Government National Mortgage Association I,
	7.500%, 3/15/23	348
6,839	Government National Mortgage Association I,
	7.500%, 10/15/23	7,086
565	Government National Mortgage Association I,
	7.500%, 6/15/24	572
4,478	Government National Mortgage Association I,
	7.500%, 8/15/25	4,495
1,317	Government National Mortgage Association I,
	7.500%, 9/15/25	1,402
3,256	Government National Mortgage Association I,
	7.500%, 2/15/27	3,315
12,028	Government National Mortgage Association I,
	7.500%, 3/15/27	13,226
22,381	Government National Mortgage Association I,
	7.500%, 10/15/27	24,410
10,195	Government National Mortgage Association I,
	7.500%, 6/15/29	11,210
5,380	Government National Mortgage Association I,
	7.500%, 8/15/29	5,401
1,980	Government National Mortgage Association I,
	7.500%, 8/15/29	2,003

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
9,025	Government National Mortgage Association I,
	7.500%, 9/15/29	$ 9,060
12,334	Government National Mortgage Association I,
	7.500%, 2/15/31	12,737
11,137	Government National Mortgage Association I,
	7.500%, 2/15/31	11,217
5,197	Government National Mortgage Association I,
	7.500%, 3/15/31	5,352
16,356	Government National Mortgage Association I,
	7.500%, 12/15/31	17,005
1,665	Government National Mortgage Association I,
	7.750%, 2/15/30	1,683
151	Government National Mortgage Association I,
	9.000%, 6/15/22	152
206,663	Government National Mortgage Association II,
	3.500%, 3/20/45	217,359
331,409	Government National Mortgage Association II,
	3.500%, 4/20/45	353,117
627,578	Government National Mortgage Association II,
	3.500%, 4/20/45	667,065
265,195	Government National Mortgage Association II,
	3.500%, 4/20/45	282,488
782,512	Government National Mortgage Association II,
	3.500%, 3/20/46	840,245
2,480,012	Government National Mortgage Association II,
	4.000%, 7/20/44	2,682,818
89,614	Government National Mortgage Association II,
	4.000%, 9/20/44	97,070
599,834	Government National Mortgage Association II,
	4.000%, 10/20/44	649,734
1,889,231	Government National Mortgage Association II,
	4.000%, 10/20/46	2,032,513
1,062,306	Government National Mortgage Association II,
	4.000%, 2/20/48	1,160,740
1,377,838	Government National Mortgage Association II,
	4.000%, 4/20/48	1,506,112
24,801	Government National Mortgage Association II,
	4.500%, 12/20/34	27,188
108,102	Government National Mortgage Association II,
	4.500%, 1/20/35	118,506
18,139	Government National Mortgage Association II,
	4.500%, 3/20/35	19,892
460,626	Government National Mortgage Association II,
	4.500%, 9/20/41	510,128

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 79

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,702,895	Government National Mortgage Association II,
	4.500%, 9/20/44	$ 1,834,334
633,378	Government National Mortgage Association II,
	4.500%, 10/20/44	697,107
1,295,948	Government National Mortgage Association II,
	4.500%, 11/20/44	1,425,712
1,614,689	Government National Mortgage Association II,
	4.500%, 2/20/48	1,727,812
77,658	Government National Mortgage Association II,
	5.500%, 3/20/34	89,432
64,297	Government National Mortgage Association II,
	5.500%, 4/20/34	74,048
39,279	Government National Mortgage Association II,
	5.500%, 10/20/37	42,745
56,216	Government National Mortgage Association II,
	5.750%, 6/20/33	61,162
16,702	Government National Mortgage Association II,
	5.900%, 1/20/28	18,174
28,827	Government National Mortgage Association II,
	5.900%, 7/20/28	31,157
7,759	Government National Mortgage Association II,
	6.000%, 10/20/31	8,643
37,525	Government National Mortgage Association II,
	6.000%, 1/20/33	43,227
41,142	Government National Mortgage Association II,
	6.000%, 10/20/33	47,414
23,986	Government National Mortgage Association II,
	6.000%, 6/20/34	27,639
60,448	Government National Mortgage Association II,
	6.450%, 1/20/33	65,335
2,586	Government National Mortgage Association II,
	6.500%, 1/20/24	2,668
15,826	Government National Mortgage Association II,
	6.500%, 8/20/28	17,605
746	Government National Mortgage Association II,
	6.500%, 2/20/29	833
289	Government National Mortgage Association II,
	6.500%, 3/20/29	320
9,514	Government National Mortgage Association II,
	6.500%, 4/20/29	10,515
5,073	Government National Mortgage Association II,
	6.500%, 4/20/31	5,775
3,590	Government National Mortgage Association II,
	6.500%, 6/20/31	4,097
17,117	Government National Mortgage Association II,
	6.500%, 10/20/32	19,928

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Semiannual Report | 12/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
24,586	Government National Mortgage Association II,
	6.500%, 3/20/34	$ 28,601
2,162	Government National Mortgage Association II,
	7.000%, 5/20/26	2,315
7,292	Government National Mortgage Association II,
	7.000%, 8/20/27	8,092
7,287	Government National Mortgage Association II,
	7.000%, 6/20/28	8,076
28,434	Government National Mortgage Association II,
	7.000%, 11/20/28	31,569
27,907	Government National Mortgage Association II,
	7.000%, 1/20/29	30,998
2,616	Government National Mortgage Association II,
	7.000%, 2/20/29	2,898
766	Government National Mortgage Association II,
	7.000%, 12/20/30	866
4,303	Government National Mortgage Association II,
	7.000%, 1/20/31	4,932
2,223	Government National Mortgage Association II,
	7.000%, 3/20/31	2,561
13,681	Government National Mortgage Association II,
	7.000%, 7/20/31	16,179
4,808	Government National Mortgage Association II,
	7.000%, 11/20/31	5,552
4,958	Government National Mortgage Association II,
	7.500%, 5/20/30	5,724
1,661	Government National Mortgage Association II,
	7.500%, 6/20/30	1,895
2,255	Government National Mortgage Association II,
	7.500%, 7/20/30	2,541
4,742	Government National Mortgage Association II,
	7.500%, 8/20/30	5,551
2,532	Government National Mortgage Association II,
	7.500%, 12/20/30	2,969
5	Government National Mortgage Association II,
	8.000%, 5/20/25	5
74	Government National Mortgage Association II,
	9.000%, 3/20/22	74
919	Government National Mortgage Association II,
	9.000%, 11/20/24	922
150,000,000(e)	U.S. Treasury Bills, 1/4/22	150,000,124
200,000,000(e)	U.S. Treasury Bills, 1/6/22	199,999,934
167,571,000(e)	U.S. Treasury Bills, 1/11/22	167,570,814
150,000,000(e)	U.S. Treasury Bills, 1/20/22	149,999,115

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 81

Schedule of Investments | 12/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
200,000,000(e)	U.S. Treasury Bills, 1/27/22	$ 199,996,334
300,000,000(e)	U.S. Treasury Bills, 2/1/22	299,993,958
150,000,000(e)	U.S. Treasury Bills, 2/8/22	149,995,687
13,750,000	U.S. Treasury Bonds, 2.000%, 2/15/50	14,028,760
51,500,000	U.S. Treasury Bonds, 3.000%, 2/15/48	63,105,605
76,175,000	U.S. Treasury Bonds, 3.000%, 2/15/49	94,031,491
54,826,047	U.S. Treasury Inflation Indexed Bonds, 0.125%, 1/15/31	61,410,527
44,400,000	U.S. Treasury Notes, 0.125%, 10/31/22	44,325,422
31,428,700	U.S. Treasury Notes, 0.625%, 8/15/30	29,341,638
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $3,298,615,013)	$ 3,311,311,722

Shares
SHORT TERM INVESTMENTS — 1.3% of Net Assets
Open-End Mutual Funds — 1.3%
75,137,391	Dreyfus Government Cash Management, Institutional
	Shares, 0.03%(l)	$ 75,137,391
$ 75,137,391
TOTAL SHORT TERM INVESTMENTS
	(Cost $75,137,391)	$ 75,137,391
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 120.9%
	(Cost $7,075,986,856)	$ 7,151,140,994
	OTHER ASSETS AND LIABILITIES — (20.9%)	$(1,237,441,162)
	NET ASSETS — 100.0%	$ 5,913,699,832

(TBA)	“To Be Announced” Securities
bps	Basis Points
CMT	Constant Maturity Treasury Index
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans
FRESB	Freddie Mac Multifamily Small Balance Certificates
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits
SOFR30A	Secured Overnight Financing Rate 30 Day Average
SOFRRATE	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Semiannual Report | 12/31/21

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2021, the value of these securities amounted to
$2,358,756,016, or 39.9% of net assets.

(a)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2021.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2021.
(c)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2021.
(e)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Consists of Revenue Bonds unless otherwise indicated.
(h)	Non-income producing security.
(i)	Fujian Thai Hot Investment Co., Ltd. warrants are exercisable into 16 shares.
(j)	Issued as participation notes.
(k)	Issued as preference shares.
(l)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2021.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at
December 31, 2021.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Adare Re 2022	12/30/2021	$ 1,006,000	$ 1,006,000
Alamo Re	11/9/2021	1,271,250	1,263,250
Alturas Re 2019-1	12/20/2018	2,200	14,845
Alturas Re 2019-2	12/19/2018	34,018	47,897
Alturas Re 2019-3	6/26/2019	24,550	11,953
Alturas Re 2020-1A	12/27/2019	285,668	25,624
Alturas Re 2020-1B	1/1/2020	363,577	32,613
Alturas Re 2020-2	1/1/2020	540,698	451,915
Alturas Re 2020-3	8/3/2020	512	1,646
Alturas Re 2021-2	2/16/2021	3,959,302	3,757,378
Alturas Re 2021-3	8/16/2021	213,682	206,182
Ballybunion Re 2020	12/31/2019	2,121,183	2,476,000
Ballybunion Re 2021	8/13/2021	2,000,000	2,074,392
Ballybunion Re 2021-3	8/4/2021	2,250,000	2,250,000
Bantry Re 2016	2/6/2019	161,200	161,200
Bantry Re 2017	2/6/2019	87,696	87,662
Bantry Re 2018	2/6/2019	22,757	22,800

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 83

Schedule of Investments | 12/31/21

(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Bantry Re 2019	2/26/2019	$ —	$ 169,818
Bantry Re 2020	2/4/2020	265,462	698,362
Bantry Re 2021	1/11/2021	5,000,000	4,928,500
Berwick Re 2018-1	10/19/2018	1,488,753	787,862
Berwick Re 2019-1	12/31/2018	870,105	870,167
Berwick Re 2020-1	9/24/2020	—	300
Berwick Re 2022	12/28/2021	4,500,000	4,500,000
Bowline Re 2018-1	5/10/2018	2,000,000	2,017,000
Caelus Re V	4/27/2017	100,000	70,000
Cape Lookout Re	10/22/2021	3,770,987	3,766,875
Cape Lookout Re	11/10/2021	3,622,135	3,609,640
Carnoustie Re 2020	7/16/2020	91,015	271,200
Carnoustie Re 2021	1/25/2021	1,853,719	1,879,477
Denning Re 2021	7/28/2021	1,956,584	2,001,621
Dingle Re 2020	2/13/2020	—	72,205
Eden Re II	12/15/2017	7,470	37,388
Eden Re II	1/22/2019	6,926	227,019
Eden Re II	12/23/2019	640,000	340,480
Eden Re II	1/23/2018	4,295	58,766
Eden Re II	12/16/2019	210,000	106,470
Eden Re II	12/14/2018	2,262	22,568
Eden Re II	1/25/2021	7,500,000	7,042,500
FloodSmart Re	4/10/2019	250,000	253,125
FloodSmart Re	2/9/2021	759,375	749,250
FloodSmart Re	2/16/2021	1,250,000	1,253,125
Formby Re 2018	7/9/2018	140,826	184,200
Four Lakes Re	12/15/2021	500,000	499,950
Gleneagles Re 2018	12/27/2017	80,273	118,300
Gleneagles Re 2019	12/31/2018	—	19,818
Gleneagles Re 2020	6/16/2020	9,838	124,929
Gleneagles Re 2021	1/13/2021	1,250,000	1,227,125
Gullane Re 2018	10/19/2018	151,872	294,234
Gullane Re 2021	2/16/2021	6,000,000	5,292,000
Harambee Re 2018	12/19/2017	42,461	3,600
Harambee Re 2019	12/20/2018	—	5,500
Harambee Re 2020	2/27/2020	38,121	156,400
Herbie Re	10/19/2020	500,000	524,450
Integrity Re	11/29/2021	1,263,375	1,260,625
International Bank for Reconstruction &
Development	2/28/2020	250,000	252,975
Limestone Re	6/20/2018	1,101	21,626
Limestone Re	12/15/2016	13,114	—
Limestone Re 2018	6/20/2018	1,697	—
Limestone Re 2020-1	12/27/2019	7,100	100,678
Limestone Re 2020-1	12/15/2016	8,791	34,032
Lion Rock Re 2019	12/17/2018	—	—
Lion Rock Re 2020	3/27/2020	—	—
Lion Rock Re 2021	3/1/2021	500,000	390,450
Long Point Re III	11/24/2021	6,018,000	5,997,600
Lorenz Re 2018	6/26/2018	954,841	—
Lorenz Re 2019	7/10/2019	941,380	98,176

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Semiannual Report | 12/31/21

Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2020	8/11/2020	$ 149,697	$ 114,351
Lorenz Re 2020	8/12/2020	121,877	93,099
Matterhorn Re	6/5/2020	1,247,687	1,200,000
Matterhorn Re	12/15/2021	250,000	249,875
Merion Re 2018-2	12/28/2017	288,065	1,158,500
Merion Re 2021-1	1/8/2021	216,019	250,125
Merion Re 2021-2	1/14/2021	9,000,000	8,505,000
Oakmont Re 2017	5/10/2017	—	29,400
Oakmont Re 2020	12/3/2020	1,709,677	2,018,848
Old Head Re 2021	1/11/2021	303,710	402,000
Pangaea Re 2016-2	5/31/2016	—	5,350
Pangaea Re 2018-1	1/11/2018	543,427	80,007
Pangaea Re 2018-3	5/31/2018	1,565,597	134,832
Pangaea Re 2019-1	1/9/2019	42,174	83,704
Pangaea Re 2019-3	7/25/2019	143,386	171,924
Pangaea Re 2020-1	1/21/2020	—	84,354
Pangaea Re 2020-3	9/15/2020	—	226,920
Pangaea Re 2021-1	1/28/2021	5,000,000	4,871,500
Phoenician Re	12/1/2021	1,000,000	999,000
Phoenix One Re	12/21/2020	1,250,000	1,336,000
Pine Valley Re 2021	12/30/2020	929,967	992,470
Sanders Re II	11/23/2021	1,000,000	997,900
Sector Re V	12/4/2018	319,878	185,472
Sector Re V	1/1/2020	99,999	294,227
Sector Re V	12/14/2018	55,780	41,907
Sector Re V	4/23/2019	600,000	463,620
Sector Re V	5/1/2019	1,914	37,362
Sector Re V	12/4/2019	200,000	588,460
Sector Re V	4/24/2020	533	28,896
Sector Re V	4/29/2020	959	51,992
Sector Re V	4/29/2020	3,490	50,516
Sector Re V	12/4/2020	1,500,000	1,650,300
Sector Re V	12/21/2020	2,699,987	2,970,526
Sector Re V	12/6/2021	500,000	500,000
Seminole Re 2018	10/19/2018	4,931	14,019
Shadow Creek Re 2021	8/31/2021	484,800	499,659
Sussex Re 2020-1	1/21/2020	—	115,510
Sussex Re 2021-1	1/26/2021	1,250,000	1,252,500
Thopas Re 2018	12/12/2017	65,404	6,800
Thopas Re 2019	12/21/2018	—	—
Thopas Re 2020	2/5/2020	—	48,000
Thopas Re 2021	12/30/2020	7,000,000	7,263,200
Torricelli Re 2021	7/2/2021	4,228,426	3,923,134
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	78,899	—
Viribus Re 2019	3/25/2019	—	152,570
Viribus Re 2020	3/12/2020	421,904	33,531
Viribus Re 2021	2/1/2021	3,717,666	3,602,047
Vitality Re X	2/3/2020	2,498,898	2,449,500

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 85

Schedule of Investments | 12/31/21

(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Vitality Re XI	1/31/2020	$ 995,528	$ 979,500
Walton Health Re 2018	10/19/2018	353,440	44,048
Walton Health Re 2019	7/18/2019	213,922	292,110
Woburn Re 2018	10/19/2018	563,071	107,803
Woburn Re 2019	1/30/2019	1,094,468	1,266,625
Total Restricted Securities			$119,150,736
% of Net assets			2.0%

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Notional		Appreciation
Long	Description	Date	Amount	Market Value	(Depreciation)
1,071	U.S. 2 Year	3/31/22	$ 233,860,632	$ 233,662,079	$ (198,553)
	Note (CBT)
4,371	U.S. 5 Year	3/31/22	526,613,622	528,788,544	2,174,922
	Note (CBT)
1,559	U.S. Ultra	3/22/22	301,509,245	307,317,875	5,808,630
	Bond (CBT)
9	U.S. Long	3/22/22	1,418,718	1,443,937	25,219
	Bond (CBT)
			$ 1,063,402,217	$ 1,071,212,435	$7,810,218

Number of
Contracts		Expiration	Notional		Unrealized
Short	Description	Date	Amount	Market Value	(Depreciation)
1,848	U.S. 10 Year
	Note (CBT)	3/22/22	$ (238,593,665)	$ (241,106,250)	$(2,512,585)
1,334	U.S. 10 Year
	Ultra Bond (CBT)	3/22/22	(193,570,251)	(195,347,625)	(1,777,374)
			$ (432,163,916)	$ (436,453,875)	$(4,289,959)
TOTAL FUTURES CONTRACTS			$ 631,238,301	$ 634,758,560	$ 3,520,259

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Semiannual Report | 12/31/21

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION

			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	Received	Appreciation	Value
387,660,000	Markit CDX North
	America High Yield
	Index Series 37	Pay	5.00%	12/20/26	$34,499,593	$(1,520,482)	$(36,020,075)
TOTAL CENTRALLY CLEARED CREDIT
DEFAULT SWAP CONTRACTS — BUY PROTECTION					$34,499,593	$(1,520,482)	$(36,020,075)
TOTAL SWAP CONTRACTS					$34,499,593	$(1,520,482)	$(36,020,075)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.

Purchases and sales of securities (excluding short term investments) for the period ended December 31, 2021 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ 266,014,055	$ 321,315,900
Other Long-Term Securities	$1,318,099,373	$1,498,332,260

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended December 31, 2021, the Fund engaged in purchases of $14,092,796 which resulted in a net realized gain/(loss) of $0. During the six months ended December 31, 2021, the Fund did not engage in sales pursuant to these procedures.

At December 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $7,079,853,353 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$128,771,069
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(89,983,244)
Net unrealized appreciation	$ 38,787,825

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 87

Schedule of Investments | 12/31/21

(unaudited) (continued)

The following is a summary of the inputs used as of December 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$ 25,763,723	$ —	$ 25,763,723
Common Stock	108,489	—	—	108,489
Asset Backed Securities	—	563,321,605	—	563,321,605
Collateralized Mortgage
Obligations	—	748,923,467	—	748,923,467
Commercial Mortgage-
Backed Securities	—	429,850,665	—	429,850,665
Corporate Bonds	—	1,773,374,153	—	1,773,374,153
Convertible Preferred Stock	78,024,774	—	—	78,024,774
Municipal Bonds	—	2,509,027	—	2,509,027
Warrants	—	—	17,915	17,915
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Massachusetts	—	—	2,001,621	2,001,621
Multiperil – U.S.	—	—	6,872,597	6,872,597
Multiperil – Worldwide	—	—	2,151,108	2,151,108
Windstorm – Florida	—	—	184,200	184,200
Windstorm – U.S.	—	—	499,659	499,659
Windstorm – U.S. Regional	—	—	2,048,248	2,048,248
Reinsurance Sidecars
Multiperil – U.S.	—	—	2,316,177	2,316,177
Multiperil – Worldwide	—	—	74,683,486	74,683,486
All Other Insurance-Linked
Securities	—	28,393,640	—	28,393,640
Foreign Government Bonds	—	23,647,327	—	23,647,327
Open-End Mutual Funds	75,137,391	—	—	75,137,391
U.S. Government and
Agency Obligations	—	3,311,311,722	—	3,311,311,722
Total Investments
in Securities	$ 153,270,654	$6,907,095,329	$ 90,775,011	$7,151,140,994
Other Financial Instruments
Net unrealized appreciation
on future contracts	$ 3,520,259	$ —	$ —	$ 3,520,259
Swap contracts, at value	—	(36,020,075)	—	(36,020,075)
Total Other
Financial Instruments	$ 3,520,259	$ (36,020,075)	$ —	$ (32,499,816)

The accompanying notes are an integral part of these financial statements.

88 Pioneer Bond Fund | Semiannual Report | 12/31/21

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

	Insurance-
	Linked
	Securities	Warrants	Total
Balance as of 6/30/21	$112,928,295	$ —	$112,928,295
Realized gain (loss)[1]	4,808,128	—	4,808,128
Changed in unrealized appreciation (depreciation)[2]	(7,048,220)	17,915	(7,030,305)
Accrued discounts/premiums	(17,339,753)	—	(17,339,753)
Purchases	10,953,852	—	10,953,852
Sales	(13,545,206)	—	(13,545,206)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 12/31/21	$ 90,757,096	$ 17,915	$ 90,775,011

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. For the six months ended December 31, 2021, there were no transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at December 31, 2021:	$(5,181,277)

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 89

Statement of Assets and Liabilities | 12/31/21

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $7,075,986,856)	$ 7,151,140,994
Cash	63,502,920
Foreign currencies, at value (cost $3,133,152)	2,911,438
Swaps collateral	54,321,846
Due from broker for futures	13,503,672
Variation margin for futures contracts	2,328,692
Receivables —
Investment securities sold	82,330,299
Fund shares sold	12,251,255
Interest	26,133,455
Other assets	133,553
Total assets	$ 7,408,558,124
LIABILITIES:
Payables —
Investment securities purchased	$ 1,422,188,307
Fund shares repurchased	33,316,974
Distributions	1,258,690
Trustees’ fees	13,324
Variation margin for centrally cleared swap contracts	348,702
Swap contracts, at value (net premiums received $34,499,593)	36,020,075
Due to affiliates	257,832
Accrued expenses	1,454,388
Total liabilities	$ 1,494,858,292
NET ASSETS:
Paid-in capital	$ 5,912,730,401
Distributable earnings	969,431
Net assets	$ 5,913,699,832
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $755,112,850/77,752,207 shares)	$ 9.71
Class C (based on $28,626,845/2,982,091 shares)	$ 9.60
Class K (based on $2,218,938,008/228,639,729 shares)	$ 9.70
Class R (based on $198,194,484/20,224,762 shares)	$ 9.80
Class Y (based on $2,712,827,645/282,168,879 shares)	$ 9.61
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.71 net asset value per share/100%-4.50%
maximum sales charge)	$ 10.17

The accompanying notes are an integral part of these financial statements.

90 Pioneer Bond Fund | Semiannual Report | 12/31/21

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 12/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 74,897,143
Dividends from unaffiliated issuers	4,307,805
Total Investment Income		$ 79,204,948
EXPENSES:
Management fees	$ 8,303,482
Administrative expenses	738,649
Transfer agent fees
Class A	850,873
Class C	15,416
Class K	4,720
Class R	253,786
Class Y	1,566,591
Distribution fees
Class A	1,006,892
Class C	162,368
Class R	525,218
Shareowner communications expense	96,603
Custodian fees	114,843
Registration fees	73,704
Professional fees	143,393
Printing expense	49,692
Pricing fees	75,935
Trustees’ fees	130,060
Insurance expense	2,886
Miscellaneous	131,046
Total expenses		$ 14,246,157
Net investment income		$ 64,958,791
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 93,998,005
Futures contracts	365,588
Swap contracts	(31,624,778)
Other assets and liabilities denominated in
foreign currencies	(750)	$ 62,738,065
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (112,213,509)
Futures contracts	1,828,000
Swap contracts	(1,176,143)
Other assets and liabilities denominated in
foreign currencies	(117,932)	$(111,679,584)
Net realized and unrealized gain (loss) on investments		$ (48,941,519)
Net increase in net assets resulting from operations		$ 16,017,272

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 91

Statement of Changes in Net Assets

	Six Months
	Ended	Year
	12/31/21	Ended
	(unaudited)	6/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 64,958,791	$ 151,061,213
Net realized gain (loss) on investments	62,738,065	180,034,760
Change in net unrealized appreciation (depreciation)
on investments	(111,679,584)	45,822,184
Net increase in net assets resulting from operations	$ 16,017,272	$ 376,918,157
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.45 and $0.45 per share, respectively)	$ (34,145,619)	$ (40,455,616)
Class C ($0.41 and $0.39 per share, respectively)	(1,251,579)	(1,898,838)
Class K ($0.47 and $0.50 per share, respectively)	(96,895,327)	(95,007,203)
Class R ($0.43 and $0.43 per share, respectively)	(8,443,962)	(8,452,428)
Class Y ($0.46 and $0.49 per share, respectively)	(127,961,883)	(136,183,899)
Total distributions to shareowners	$ (268,698,370)	$ (281,997,984)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 962,827,345	$ 1,863,845,956
Reinvestment of distributions	234,514,249	239,263,665
Cost of shares repurchased	(888,842,344)	(2,316,988,069)
Net increase (decrease) in net assets resulting from
Fund share transactions	$ 308,499,250	$ (213,878,448)
Net increase (decease) in net assets	$ 55,818,152	$ (118,958,275)
NET ASSETS:
Beginning of period	$ 5,857,881,680	$ 5,976,839,955
End of period	$ 5,913,699,832	$ 5,857,881,680

The accompanying notes are an integral part of these financial statements.

92 Pioneer Bond Fund | Semiannual Report | 12/31/21

	Six Months	Six Months
	Ended	Ended	Year	Year
	12/31/21	12/31/21	Ended	Ended
	Shares	Amounts	6/30/21	6/30/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	6,799,663	$ 68,148,324	24,788,446	$ 251,589,494
Reinvestment of
distributions	2,689,574	26,320,161	3,042,384	30,881,683
Less shares repurchased	(13,756,910)	(138,995,200)	(42,016,210)	(426,624,016)
Net decrease	(4,267,673)	$ (44,526,715)	(14,185,380)	$ (144,152,839)
Class C
Shares sold	185,904	$ 1,852,856	1,152,401	$ 11,587,167
Reinvestment of
distributions	122,646	1,183,826	173,791	1,745,314
Less shares repurchased	(846,063)	(8,399,813)	(3,784,019)	(37,960,275)
Net decrease	(537,513)	$ (5,363,131)	(2,457,827)	$ (24,627,794)
Class K
Shares sold	52,924,489	$ 528,285,059	68,751,584	$ 696,010,514
Reinvestment of
distributions	8,646,265	84,563,573	7,976,053	80,906,765
Less shares repurchased	(28,636,508)	(287,236,667)	(73,297,035)	(742,978,320)
Net increase	32,934,246	$ 325,611,965	3,430,602	$ 33,938,959
Class R
Shares sold	1,531,016	$ 15,531,232	3,952,351	$ 40,359,908
Reinvestment of
distributions	851,832	8,408,580	822,200	8,422,204
Less shares repurchased	(2,893,552)	(29,413,240)	(3,034,420)	(31,058,255)
Net increase/
(decrease)	(510,704)	$ (5,473,428)	1,740,131	$ 17,723,857
Class Y
Shares sold	35,047,130	$ 349,009,874	86,070,510	$ 864,298,873
Reinvestment of
distributions	11,765,974	114,038,109	11,667,498	117,307,699
Less shares repurchased	(42,998,946)	(424,797,424)	(107,311,880)	(1,078,367,203)
Net increase/
(decrease)	3,814,158	$ 38,250,559	(9,573,872)	$ (96,760,631)

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 93

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	12/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Class A
Net asset value, beginning of period	$ 10.14	$ 9.98	$ 9.79	$ 9.45	$ 9.71	$ 9.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.23	$ 0.25	$ 0.27	$ 0.26	$ 0.25
Net realized and unrealized gain (loss) on investments	(0.07)	0.38	0.23	0.37	(0.24)	(0.01)
Net increase (decrease) from investment operations	$ 0.02	$ 0.61	$ 0.48	$ 0.64	$ 0.02	$ 0.24
Distributions to shareowners:
Net investment income	$ (0.10)	$ (0.27)	$ (0.29)	$ (0.30)	$ (0.28)	$ (0.29)
Net realized gain	(0.35)	(0.18)	—	—	—	—
Total distributions	$ (0.45)	$ (0.45)	$ (0.29)	$ (0.30)	$ (0.28)	$ (0.29)
Net increase (decrease) in net asset value	$ (0.43)	$ 0.16	$ 0.19	$ 0.34	$ (0.26)	$ (0.05)
Net asset value, end of period	$ 9.71	$ 10.14	$ 9.98	$ 9.79	$ 9.45	$ 9.71
Total return (b)	0.11%(c)	6.26%	5.01%	6.93%	0.14%	2.48%
Ratio of net expenses to average net assets	0.80%(d)	0.82%	0.82%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	1.87%(d)	2.26%	2.58%	2.88%	2.71%	2.60%
Portfolio turnover rate	35%(c)	59%	71%	52%	45%	44%
Net assets, end of period (in thousands)	$755,113	$831,595	$960,460	$979,874	$ 1,081,121	$ 1,156,940
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.80%(d)	0.82%	0.82%	0.87%	0.96%	0.99%
Net investment income (loss) to average net assets	1.87%(d)	2.26%	2.58%	2.86%	2.60%	2.46%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Bond Fund | Semiannual Report | 12/31/21

	Six Months
	Ended	Year	Year	Year	Year	Year
	12/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Class C
Net asset value, beginning of period	$ 10.03	$ 9.87	$ 9.68	$ 9.35	$ 9.60	$ 9.66
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06	$ 0.17	$ 0.19	$ 0.21	$ 0.19	$ 0.18
Net realized and unrealized gain (loss) on investments	(0.08)	0.38	0.23	0.35	(0.24)	(0.03)
Net increase (decrease) from investment operations	$ (0.02)	$ 0.55	$ 0.42	$ 0.56	$ (0.05)	$ 0.15
Distributions to shareowners:
Net investment income	$ (0.06)	$ (0.21)	$ (0.23)	$ (0.23)	$ (0.20)	$ (0.21)
Net realized gain	(0.35)	(0.18)	—	—	—	—
Total distributions	$ (0.41)	$ (0.39)	$ (0.23)	$ (0.23)	$ (0.20)	$ (0.21)
Net increase (decrease) in net asset value	$ (0.43)	$ 0.16	$ 0.19	$ 0.33	$ (0.25)	$ (0.06)
Net asset value, end of period	$ 9.60	$ 10.03	$ 9.87	$ 9.68	$ 9.35	$ 9.60
Total return (b)	(0.22)%(c)	5.63%	4.38%	6.10%	(0.52)%	1.62%
Ratio of net expenses to average net assets	1.44%(d)	1.43%	1.45%	1.52%	1.60%	1.59%
Ratio of net investment income (loss) to average net assets	1.23%(d)	1.65%	1.96%	2.21%	1.96%	1.84%
Portfolio turnover rate	35%(c)	59%	71%	52%	45%	44%
Net assets, end of period (in thousands)	$ 28,627	$ 35,295	$ 59,026	$ 62,447	$ 79,308	$ 96,547

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 95

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	12/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Class K
Net asset value, beginning of period	$ 10.13	$ 9.98	$ 9.78	$ 9.45	$ 9.71	$ 9.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.28	$ 0.30	$ 0.32	$ 0.30	$ 0.29
Net realized and unrealized gain (loss) on investments	(0.08)	0.37	0.24	0.35	(0.25)	(0.01)
Net increase (decrease) from investment operations	$ 0.04	$ 0.65	$ 0.54	$ 0.67	$ 0.05	$ 0.28
Distributions to shareowners:
Net investment income	$ (0.12)	$ (0.32)	$ (0.34)	$ (0.34)	$ (0.31)	$ (0.33)
Net realized gain	(0.35)	(0.18)	—	—	—	—
Total distributions	$ (0.47)	$ (0.50)	$ (0.34)	$ (0.34)	$ (0.31)	$ (0.33)
Net increase (decrease) in net asset value	$ (0.43)	$ 0.15	$ 0.20	$ 0.33	$ (0.26)	$ (0.05)
Net asset value, end of period	$ 9.70	$ 10.13	$ 9.98	$ 9.78	$ 9.45	$ 9.71
Total return (b)	0.36%(c)	6.66%	5.65%	7.28%	0.54%	2.87%
Ratio of net expenses to average net assets	0.33%(d)	0.34%	0.34%	0.37%	0.46%	0.47%
Ratio of net investment income (loss) to average net assets	2.33%(d)	2.73%	3.08%	3.37%	3.11%	3.01%
Portfolio turnover rate	35%(c)	59%	71%	52%	45%	44%
Net assets, end of period (in thousands)	$2,218,938	$ 1,983,399	$ 1,918,556	$ 1,273,821	$939,272	$726,063

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Bond Fund | Semiannual Report | 12/31/21

	Six Months
	Ended	Year	Year	Year	Year	Year
	12/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Class R
Net asset value, beginning of period	$ 10.23	$ 10.07	$ 9.88	$ 9.54	$ 9.80	$ 9.85
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.20	$ 0.23	$ 0.25	$ 0.24	$ 0.23
Net realized and unrealized gain (loss) on investments	(0.08)	0.39	0.23	0.37	(0.25)	(0.01)
Net increase (decrease) from investment operations	$ —	$ 0.59	$ 0.46	$ 0.62	$ (0.01)	$ 0.22
Distributions to shareowners:
Net investment income	$ (0.08)	$ (0.25)	$ (0.27)	$ (0.28)	$ (0.25)	$ (0.27)
Net realized gain	(0.35)	(0.18)	—	—	—	—
Total distributions	$ (0.43)	$ (0.43)	$ (0.27)	$ (0.28)	$ (0.25)	$ (0.27)
Net increase (decrease) in net asset value	$ (0.43)	$ 0.16	$ 0.19	$ 0.34	$ (0.26)	$ (0.05)
Net asset value, end of period	$ 9.80	$ 10.23	$ 10.07	$ 9.88	$ 9.54	$ 9.80
Total return (b)	(0.01)%(c)	5.97%	4.76%	6.62%	(0.08)%	2.23%
Ratio of net expenses to average net assets	1.07%(d)	1.08%	1.08%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	1.60%(d)	1.99%	2.33%	2.64%	2.46%	2.35%
Portfolio turnover rate	35%(c)	59%	71%	52%	45%	44%
Net assets, end of period (in thousands)	$198,194	$212,127	$191,311	$198,457	$179,729	$178,770
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.07%(d)	1.08%	1.08%	1.12%	1.21%	1.24%
Net investment income (loss) to average net assets	1.60%(d)	1.99%	2.33%	2.62%	2.35%	2.21%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Semiannual Report | 12/31/21 97

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	12/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Class Y
Net asset value, beginning of period	$ 10.04	$ 9.89	$ 9.70	$ 9.36	$ 9.62	$ 9.67
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.26	$ 0.29	$ 0.31	$ 0.28	$ 0.28
Net realized and unrealized gain (loss) on investments	(0.08)	0.38	0.23	0.36	(0.24)	(0.02)
Net increase (decrease) from investment operations	$ 0.03	$ 0.64	$ 0.52	$ 0.67	$ 0.04	$ 0.26
Distributions to shareowners:
Net investment income	$ (0.11)	$ (0.31)	$ (0.33)	$ (0.33)	$ (0.30)	$ (0.31)
Net realized gain	(0.35)	(0.18)	—	—	—	—
Total distributions	$ (0.46)	$ (0.49)	$ (0.33)	$ (0.33)	$ (0.30)	$ (0.31)
Net increase (decrease) in net asset value	$ (0.43)	$ 0.15	$ 0.19	$ 0.34	$ (0.26)	$ (0.05)
Net asset value, end of period	$ 9.61	$ 10.04	$ 9.89	$ 9.70	$ 9.36	$ 9.62
Total return (b)	0.29%(c)	6.58%	5.44%	7.30%	0.40%	2.76%
Ratio of net expenses to average net assets	0.44%(d)	0.45%	0.45%	0.49%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets	2.23%(d)	2.62%	2.96%	3.26%	2.98%	2.87%
Portfolio turnover rate	35%(c)	59%	71%	52%	45%	44%
Net assets, end of period (in thousands)	$ 2,712,828	$2,795,466	$2,847,487	$3,053,763	$2,708,766	$2,558,262
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.44%(d)	0.45%	0.45%	0.49%	0.58%	0.59%
Net investment income (loss) to average net assets	2.23%(d)	2.62%	2.96%	3.26%	2.98%	2.86%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements | 12/31/21

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds.

Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU

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2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

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Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix or an insurance industry valuation models to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be

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unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

At December 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

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Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

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purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$215,050,752
Long-term capital gain	66,947,232
Total distributions	$281,997,984

The following shows the components of distributable earnings (losses) on a federal income tax basis at June 30, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 16,612,034
Undistributed long-term gain	64,349,880
Current year dividend payable	(1,586,203)
Net unrealized appreciation	174,274,818
Total	$253,650,529

The difference between book basis and tax basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, swaps, the tax treatment of premium and amortization and the mark to market of futures contracts.

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $13,177 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2021.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent

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for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund's distributions.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those 2021 industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

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The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans

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and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

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H.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at December 31, 2021 are listed in the Schedule of Investments.

I.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

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J.	Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

As of and for the six months ended December 31, 2021, the Trust had no open repurchase agreements.

K.	Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

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The average market value of futures contracts open during the six months ended December 31, 2021, was $490,403,858. Open futures contracts outstanding at December 31, 2021, are listed in the Schedule of Investments.

L.	Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a

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protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2021, is recorded as “Swaps collateral" on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the six months ended December 31, 2021, was $(14,135,336). Open credit default swap contracts at December 31, 2021, are listed in the Schedule of Investment.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.40% of the Fund’s average daily net assets up to $500 million, 0.35% of the next $500 million of the Fund’s average daily net assets, 0.30% of the next $1 billion of the Fund’s average daily net assets, 0.25% of the next $8 billion of the Fund’s average daily net assets, and 0.225% of the Fund’s average daily net assets over $10 billion. For the six months ended December 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.28% (annualized) of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement

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of Assets and Liabilities is $143,878 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. For the six months ended December 31, 2021, the Fund paid $130,060 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $13,324.

4. Transfer Agent

For the period from July 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended December 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$44,775
Class C	2,847
Class K	18,533
Class R	1,687
Class Y	28,761
Total	$96,603

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal

112 Pioneer Bond Fund | Semiannual Report | 12/31/21

services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $113,954 in distribution fees payable to the Distributor at December 31, 2021.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended December 31, 2021, CDSCs in the amount of $3,996 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended December 31, 2021, the Fund had no borrowings under the credit facility.

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7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund’s.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2021, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized
appreciation on
futures contracts	$ 3,520,259	$ —	$ —	$ —	$ —
Total Value	$ 3,520,259	$ —	$ —	$ —	$ —
Liabilities
Swap contracts, at value	$ —	$36,020,075	$ —	$ —	$ —
Total Value	$ —	$36,020,075	$ —	$ —	$ —

114 Pioneer Bond Fund | Semiannual Report | 12/31/21

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2021 was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Futures contracts	$ 365,588	$ —	$ —	$ —	$ —
Swap contracts	—	(31,624,778)	—	—	—
Total Value	$ 365,588	$(31,624,778)	$ —	$ —	$ —

Net Change in
Unrealized Appreciation
(Depreciation) on
Futures contracts	$ 1,828,000	$ —	$ —	$ —	$ —
Swap contracts	—	(1,176,143)	—	—	—
Total Value	$1,828,000	$ (1,176,143)	$ —	$ —	$ —

8. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Bond Fund | Semiannual Report | 12/31/21 115

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Bond Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US, as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another

116 Pioneer Bond Fund | Semiannual Report | 12/31/21

year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

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performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs

118 Pioneer Bond Fund | Semiannual Report | 12/31/21

additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Pioneer Bond Fund | Semiannual Report | 12/31/21 119

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

120 Pioneer Bond Fund | Semiannual Report | 12/31/21

Trustees, Officers and Service Providers

Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Officers Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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124 Pioneer Bond Fund | Semiannual Report | 12/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 18633-16-0222

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Bond Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 8, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date March 8, 2022

* Print the name and title of each signing officer under his or her signature.